Prospectus

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

April 30, 2014

¢	Goldman Sachs Balanced Strategy Portfolio
■	Class A Shares: GIPAX
■	Class B Shares: GIPBX
■	Class C Shares: GIPCX
■	Institutional Shares: GIPIX
■	Service Shares: GIPSX
■	Class IR Shares: GIPTX
■	Class R Shares: GIPRX
¢	Goldman Sachs Growth and Income Strategy Portfolio
■	Class A Shares: GOIAX
■	Class B Shares: GOIBX
■	Class C Shares: GOICX
■	Institutional Shares: GOIIX
■	Service Shares: GOISX
■	Class IR Shares: GPITX
■	Class R Shares: GPIRX
¢	Goldman Sachs Growth Strategy Portfolio
■	Class A Shares: GGSAX
■	Class B Shares: GGSBX
■	Class C Shares: GGSCX
■	Institutional Shares: GGSIX
■	Service Shares: GGSSX
■	Class IR Shares: GGSTX
■	Class R Shares: GGSRX
¢	Goldman Sachs Equity Growth Strategy Portfolio
■	Class A Shares: GAPAX
■	Class B Shares: GAPBX
■	Class C Shares: GAXCX
■	Institutional Shares: GAPIX
■	Service Shares: GAPSX
■	Class IR Shares: GAPTX
■	Class R Shares: GAPRX
¢	Goldman Sachs Satellite Strategies Portfolio
■	Class A Shares: GXSAX
■	Class C Shares: GXSCX
■	Institutional Shares: GXSIX
■	Service Shares: GXSSX
■	Class IR Shares: GXSTX
■	Class R Shares: GXSRX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A PORTFOLIO.

Goldman Sachs Balanced Strategy Portfolio—Summary

Investment Objective

The Goldman Sachs Balanced Strategy Portfolio (the “Portfolio”) seeks current income and long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 74 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-164 of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		5.00%		1.00%		None		None	None		None

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of your investment)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		0.15%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		None		None	None		0.50%
Other Expenses	0.25%		0.25%		0.25%		0.10%		0.60%	0.25%		0.25%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.25%		0.25%		0.25%		0.10%		0.10%	0.25%		0.25%
Acquired (Underlying) Fund Fees and Expenses	0.77%		0.77%		0.77%		0.77%		0.77%	0.77%		0.77%
Total Annual Portfolio Operating Expenses[2]	1.42%		2.17%		2.17%		1.02%		1.52%	1.17%		1.67%
Expense Limitation[3]	(0.05)%		(0.06)%		(0.06)%		(0.05)%		(0.06)%	(0.05)%		(0.06)%
Total Annual Portfolio Operating Expenses After Expense Limitation[2]	1.37%		2.11%		2.11%		0.97%		1.46%	1.12%		1.61%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.
[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Portfolio’s average daily net assets, through at least April 30, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The differences in the “Expense Limitation” ratios across the share classes are the result of the effect of mathematical rounding on the daily accrual of expense reimbursements, particularly in respect of small share classes.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that the

Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$970	$1,279	$2,155
Class B Shares
– Assuming complete redemption at end of period	$714	$973	$1,359	$2,308
– Assuming no redemption	$214	$673	$1,159	$2,308
Class C Shares
– Assuming complete redemption at end of period	$314	$673	$1,159	$2,499
– Assuming no redemption	$214	$673	$1,159	$2,499
Institutional Shares	$99	$320	$558	$1,244
Service Shares	$149	$474	$823	$1,808
Class IR Shares	$114	$367	$639	$1,416
Class R Shares	$164	$521	$902	$1,971

Portfolio Turnover

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2013 was 63% of the average value of its portfolio.

Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM” or the “Investment Adviser”) or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”), and other Underlying Funds invest dynamically across equity, fixed income, commodity and other markets through a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”).

Under normal conditions, the Portfolio seeks to achieve its investment objective by investing approximately 50% (which allocation could be increased by 30% or decreased by 25%) of its assets in Underlying Fixed Income Funds, approximately 15% (which allocation could be increased by 5% or decreased by 15%) of its assets in the Underlying Dynamic Funds, and approximately 35% (which allocation could be increased by 25% or decreased by 30%) of its assets in Underlying Equity Funds. The allocation will be measured at the time of rebalance. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its fixed income allocation in the Goldman Sachs Global Income and Goldman Sachs Strategic Income Funds; a relatively significant percentage of its equity allocation in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Insights Funds; and a relatively significant percentage of its dynamic allocation in the Goldman Sachs Dynamic Allocation Fund.

The Portfolio’s blended benchmark is the Balanced Strategy Composite Index, as discussed further under “Performance”.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

Principal Risks of the Portfolio:

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective. Investments in the Portfolio involve substantial risks which prospective investors should consider carefully before investing.

Expenses.  By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investments in Affiliated Underlying Funds.  The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Investing in the Underlying Funds.  The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds.  Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. See the “Principal Risks of the Underlying Funds” below.

Temporary Investments.  Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal Risks of the Underlying Funds:

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

The investment program of some of the Underlying Funds is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The investment techniques of some of the Underlying Funds (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of those Underlying Funds will be achieved. Moreover, certain investment techniques which certain Underlying Funds may employ in their investment programs can substantially increase the adverse impact to which those Underlying Funds’ investments may be subject. There is no assurance that the investment processes of those Underlying Funds will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of those Underlying Funds will be exercised in a manner that is successful or that is not adverse to the Portfolio.

Absence of Regulation.  Certain of the Underlying Funds engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Commodity Sector Risk.  Exposure to the commodities markets may subject certain of the Underlying Funds to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked swaps in which certain of the Underlying Funds invest may involve companies in the financial services sector and events affecting the financial services sector may cause the Underlying Fund’s share value to fluctuate.

Counterparty Risk.  Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which an Underlying Fund enters into OTC transactions, the Underlying Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Fund will sustain losses.

Credit/Default Risk.  An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks may be more pronounced.

Derivatives Risk.  Loss may result from an Underlying Fund’s investments in forwards, options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Expenses Risk.  Because the Underlying Funds may invest in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the investor will incur indirectly through the Portfolio a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Underlying Fund (including operating costs and investment management fees), in addition to the expenses of the Underlying Fund.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Underlying Fund invests. Loss may also result from among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Underlying Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by an Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make an Underlying Fund more volatile. The use of leverage may cause certain Underlying Funds to liquidate portfolio positions to satisfy their obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by an Underlying Fund can substantially increase the adverse impact to which the Underlying Fund may be subject.

Liquidity Risk.  An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk.  In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value.

There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, an Underlying Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Underlying Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Underlying Fund to the creditworthiness of that lender as well.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for certain of the Underlying Funds using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for an Underlying Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk.  The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). An Underlying Fund may purchase many types of U.S. Government securities, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. These securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private issuers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Municipal Securities Risk.  Municipal securities are subject to certain additional risks. An Underlying Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligations bonds, private activity bonds and moral obligation bonds). Municipalities continue to experience difficulties in the current economic and political environment.

Non-Diversification Risk.  Certain of the Underlying Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than “diversified” mutual funds. Thus, such an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Hedging Foreign Currency Trading Risk.  An Underlying Fund may engage in forward foreign currency transactions for investment purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from that anticipated by the Investment Adviser may produce significant losses to an Underlying Fund. Some of these transactions may also be subject to interest rate risk.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Short Position Risk.  An Underlying Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Underlying Fund may purchase for investment. Taking short positions involves leverage of an Underlying Fund’s assets and presents various risks. If the price of the underlying instrument or market on which an Underlying Fund has taken a short position increases, then the Underlying Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate and may exceed the amount invested.

Small Cap Risk.  Investments in small capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Sovereign Default Risk.  An issuer of sovereign debt held by an Underlying Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax Risk.  The tax treatment of certain of an Underlying Fund’s commodity-linked investments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”) that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Underlying Fund’s taxable income for any gains and distributions made by an Underlying Fund.

Treasury Inflation Protected Securities (“TIPS”) Risk.  The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds.  A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of this Prospectus is provided beginning on page 53 of this Prospectus.

Performance

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of certain broad-based securities market indices and to the Balanced Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Strategy Composite Index is comprised of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (60%) and the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Gross, USD, Unhedged) (the “MSCI® ACWI Index”) (40%). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q3 ‘09 +11.41% Worst Quarter Q4 ‘08 –10.40%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 1/2/98)
Returns Before Taxes	2.32%	7.50%	4.47%	4.32%
Returns After Taxes on Distributions	1.28%	6.59%	3.41%	3.13%
Returns After Taxes on Distributions and Sale of Portfolio Shares	1.43%	5.59%	3.28%	3.04%
Class B Shares (Inception 1/2/98)
Returns Before Taxes	2.37%	7.58%	4.41%	4.30%
Class C Shares (Inception 1/2/98)
Returns Before Taxes	6.40%	7.91%	4.27%	3.92%
Institutional Shares (Inception 1/2/98)
Returns Before Taxes	8.67%	9.16%	5.47%	5.11%
Service Shares (Inception 1/2/98)
Returns Before Taxes	8.08%	8.61%	4.95%	4.59%
Balanced Strategy Composite Index	8.64%	8.82%	5.98%	5.94%
MSCI® ACWI Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or withholding taxes)	22.80%	14.91%	7.16%	5.65%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees, expenses or withholding taxes)	–0.14%	4.11%	4.42%	4.84%
Class IR Shares (Inception 11/30/07)
Returns Before Taxes	8.45%	8.97%	N/A	3.34%
Class R Shares (Inception 11/30/07)
Returns	8.00%	8.47%	N/A	2.85%
Balanced Strategy Composite Index	8.64%	8.82%	N/A	4.18%
MSCI® ACWI Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or withholding taxes)	22.80%	14.91%	N/A	2.26%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees, expenses or withholding taxes)	–0.14%	4.11%	N/A	4.33%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies, has managed the Portfolio since 2009; Steve Jeneste, CFA, Managing Director, has managed the Portfolio since 2011; and Nicholas Chan, CFA, Vice President, has managed the Portfolio since 2006.

Buying and Selling Portfolio Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR and Class R Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 38 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 38 of this Prospectus.

Goldman Sachs Growth and Income Strategy Portfolio—Summary

Investment Objective

The Goldman Sachs Growth and Income Strategy Portfolio (the “Portfolio”) seeks long-term capital appreciation and current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 74 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-164 of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		5.00%		1.00%		None		None	None		None

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of your investment)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		0.15%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		None		None	None		0.50%
Other Expenses	0.23%		0.23%		0.23%		0.08%		0.58%	0.23%		0.23%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.23%		0.23%		0.23%		0.08%		0.08%	0.23%		0.23%
Acquired (Underlying) Fund Fees and Expenses	0.79%		0.79%		0.79%		0.79%		0.79%	0.79%		0.79%
Total Annual Portfolio Operating Expenses[2]	1.42%		2.17%		2.17%		1.02%		1.52%	1.17%		1.67%
Expense Limitation[3]	(0.03)%		(0.04)%		(0.04)%		(0.03)%		(0.03)%	(0.03)%		(0.03)%
Total Annual Portfolio Operating Expenses After Expense Limitation[2]	1.39%		2.13%		2.13%		0.99%		1.49%	1.14%		1.64%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.
[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Portfolio’s average daily net assets, through at least April 30, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The differences in the “Expense Limitation” ratios across the share classes are the result of the effect of mathematical rounding on the daily accrual of expense reimbursements, particularly in respect of small share classes.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class IR Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that the

Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$683	$971	$1,280	$2,153
Class B Shares
– Assuming complete redemption at end of period	$716	$974	$1,359	$2,307
– Assuming no redemption	$216	$674	$1,159	$2,307
Class C Shares
– Assuming complete redemption at end of period	$316	$674	$1,159	$2,497
– Assuming no redemption	$216	$674	$1,159	$2,497
Institutional Shares	$101	$321	$559	$1,242
Service Shares	$151	$476	$825	$1,807
Class IR Shares	$116	$368	$639	$1,414
Class R Shares	$166	$523	$903	$1,971

Portfolio Turnover

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2013 was 50% of the average value of its portfolio.

Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM” or the “Investment Adviser”) or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”), and other Underlying Funds invest dynamically across equity, fixed income, commodity and other markets through a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”).

Under normal conditions, the Portfolio seeks to achieve its investment objective by investing approximately 55% (which allocation could be increased by 25% or decreased by 30%) of its assets in Underlying Equity Funds, approximately 15% (which allocation could be increased by 5% or decreased by 15%) of its assets in the Underlying Dynamic Funds, and approximately 30% (which allocation could be increased by 30% or decreased by 25%) of its assets in the Underlying Fixed Income Funds. The allocation will be measured at the time of rebalance. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Insights Funds; a relatively significant percentage of its fixed income allocation in the Goldman Sachs Global Income and Goldman Sachs Strategic Income Funds; and a relatively significant percentage of its dynamic allocation to the Goldman Sachs Dynamic Allocation Fund.

The Portfolio’s blended benchmark is the Growth and Income Strategy Composite Index, as discussed further under “Performance.”

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

Principal Risks of the Portfolio:

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective. Investments in the Portfolio involve substantial risks which prospective investors should consider carefully before investing.

Expenses.  By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investments in Affiliated Underlying Funds.  The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Investing in the Underlying Funds.  The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds.  Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. See the “Principal Risks of the Underlying Funds” below.

Temporary Investments.  Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal Risks of the Underlying Funds:

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

The investment program of some of the Underlying Funds is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The investment techniques of some of the Underlying Funds (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of those Underlying Funds will be achieved. Moreover, certain investment techniques which certain Underlying Funds may employ in their investment programs can substantially increase the adverse impact to which those Underlying Funds’ investments may be subject. There is no assurance that the investment processes of those Underlying Funds will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of those Underlying Funds will be exercised in a manner that is successful or that is not adverse to the Portfolio.

Absence of Regulation.  Certain of the Underlying Funds engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Commodity Sector Risk.  Exposure to the commodities markets may subject certain of the Underlying Funds to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked swaps in which certain of the Underlying Funds invest may involve companies in the financial services sector, and events affecting the financial services sector may cause the Underlying Fund’s share value to fluctuate.

Counterparty Risk.  Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which an Underlying Fund enters into OTC transactions, the Underlying Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Fund will sustain losses.

Credit/Default Risk.  An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks may be more pronounced.

Derivatives Risk.  Loss may result from an Underlying Fund’s investments in forwards, options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Expenses Risk.  Because the Underlying Funds may invest in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the investor will incur indirectly through the Portfolio a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Underlying Fund (including operating costs and investment management fees), in addition to the expenses of the Underlying Fund.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Underlying Fund invests. Loss may also result from among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Underlying Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by an Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make an Underlying Fund more volatile. The use of leverage may cause certain Underlying Funds to liquidate portfolio positions to satisfy their obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by an Underlying Fund can substantially increase the adverse impact to which the Underlying Fund may be subject.

Liquidity Risk.  An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk.  In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, an Underlying Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Underlying Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Underlying Fund to the creditworthiness of that lender as well.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for certain of the Underlying Funds using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for an Underlying Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk.  The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). An Underlying Fund may purchase many types of U.S. Government securities, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. These securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private issuers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Municipal Securities Risk.  Municipal securities are subject to certain additional risks. An Underlying Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligations bonds, private activity bonds and moral obligation bonds). Municipalities continue to experience difficulties in the current economic and political environment.

Non-Diversification Risk.  Certain of the Underlying Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than “diversified” mutual funds. Thus, such an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Hedging Foreign Currency Trading Risk.  An Underlying Fund may engage in forward foreign currency transactions for investment purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from that anticipated by the Investment Adviser may produce significant losses to an Underlying Fund. Some of these transactions may also be subject to interest rate risk.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Short Position Risk.  An Underlying Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Underlying Fund may purchase for investment. Taking short positions involves leverage of an Underlying Fund’s assets and presents various risks. If the price of the underlying instrument or market on which an Underlying Fund has taken a short position increases, then the Underlying Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate and may exceed the amount invested.

Small Cap Risk.  Investments in small capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Sovereign Default Risk.  An issuer of sovereign debt held by an Underlying Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax Risk.  The tax treatment of certain of an Underlying Fund’s commodity-linked investments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”) that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Underlying Fund’s taxable income for any gains and distributions made by an Underlying Fund.

Treasury Inflation Protected Securities (“TIPS”) Risk.  The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds.  A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of this Prospectus is provided beginning on page 53 of this Prospectus.

Performance

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of certain broad-based securities market indices and to the Growth and Income Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Strategy Composite Index is comprised of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (40%) and the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Gross, USD, Unhedged) (the “MSCI® ACWI Index”) (60%). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q2 ‘09 +14.84% Worst Quarter Q4 ‘08 –16.64%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 1/2/98)
Returns Before Taxes	6.86%	9.96%	5.06%	4.56%
Returns After Taxes on Distributions	6.15%	9.20%	4.14%	3.54%
Returns After Taxes on Distributions and Sale of Portfolio Shares	4.09%	7.70%	3.86%	3.34%
Class B Shares (Inception 1/2/98)
Returns Before Taxes	7.17%	10.06%	5.02%	4.53%
Class C Shares (Inception 1/2/98)
Returns Before Taxes	11.30%	10.38%	4.87%	4.14%
Institutional Shares (Inception 1/2/98)
Returns Before Taxes	13.63%	11.64%	6.07%	5.35%
Service Shares (Inception 1/2/98)
Returns Before Taxes	13.08%	11.09%	5.55%	4.82%
Growth and Income Strategy Composite Index	13.23%	10.99%	6.54%	6.03%
MSCI® ACWI Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or withholding taxes)	22.80%	14.91%	7.16%	5.65%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees, expenses or withholding taxes)	–0.14%	4.11%	4.42%	4.84%
Class IR Shares (Inception 11/30/07)
Returns Before Taxes	13.36%	11.44%	N/A	2.50%
Class R Shares (Inception 11/30/07)
Returns	12.76%	10.92%	N/A	2.03%
Growth and Income Strategy Composite Index	13.23%	10.99%	N/A	3.77%
MSCI® ACWI Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or withholding taxes)	22.80%	14.91%	N/A	2.26%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees, expenses or withholding taxes)	–0.14%	4.11%	N/A	4.33%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies, has managed the Portfolio since 2009; Steve Jeneste, CFA, Managing Director, has managed the Portfolio since 2011; and Nicholas Chan, CFA, Vice President, has managed the Portfolio since 2006.

Buying and Selling Portfolio Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR and Class R Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 38 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 38 of this Prospectus.

Goldman Sachs Growth Strategy Portfolio—Summary

Investment Objective

The Goldman Sachs Growth Strategy Portfolio (the “Portfolio”) seeks long-term capital appreciation and, secondarily, current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 74 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-164 of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		5.00%		1.00%		None		None	None		None

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of your investment)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		0.15%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		None		None	None		0.50%
Other Expenses	0.24%		0.24%		0.24%		0.09%		0.59%	0.24%		0.24%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.24%		0.24%		0.24%		0.09%		0.09%	0.24%		0.24%
Acquired (Underlying) Fund Fees and Expenses	0.81%		0.81%		0.81%		0.81%		0.81%	0.81%		0.81%
Total Annual Portfolio Operating Expenses[2]	1.45%		2.20%		2.20%		1.05%		1.55%	1.20%		1.70%
Expense Limitation[3]	(0.04)%		(0.04)%		(0.04)%		(0.04)%		(0.04)%	(0.04)%		(0.04)%
Total Annual Portfolio Operating Expenses After Expense Limitation[2]	1.41%		2.16%		2.16%		1.01%		1.51%	1.16%		1.66%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.
[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Portfolio’s average daily net assets, through at least April 30, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that the

Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$686	$980	$1,296	$2,188
Class B Shares
– Assuming complete redemption at end of period	$719	$985	$1,377	$2,342
– Assuming no redemption	$219	$685	$1,177	$2,342
Class C Shares
– Assuming complete redemption at end of period	$319	$685	$1,177	$2,532
– Assuming no redemption	$219	$685	$1,177	$2,532
Institutional Shares	$103	$330	$576	$1,280
Service Shares	$154	$486	$842	$1,843
Class IR Shares	$118	$377	$656	$1,452
Class R Shares	$169	$532	$920	$2,007

Portfolio Turnover

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2013 was 32% of the average value of its portfolio.

Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM” or the “Investment Adviser”) or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”), and other Underlying Funds invest dynamically across equity, fixed income, commodity and other markets through a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”).

Under normal conditions, the Portfolio seeks to achieve its investment objective by investing approximately 75% (which allocation could be increased by 25% or decreased by 30%) of its assets in Underlying Equity Funds, approximately 15% (which allocation could be increased by 5% or decreased by 15%) of its assets in the Underlying Dynamic Funds, and approximately 10% (which allocation could be increased by 30% or decreased by 10%) of its assets in the Underlying Fixed Income Funds. The allocation will be measured at the time of rebalance. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Insights Funds, and a relatively significant percentage of its dynamic allocation to the Goldman Sachs Dynamic Allocation Fund.

The Portfolio’s blended benchmark is the Growth Strategy Composite Index, as discussed further under “Performance.”

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

Principal Risks of the Portfolio:

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective. Investments in the Portfolio involve substantial risks which prospective investors should consider carefully before investing.

Expenses.  By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investments in Affiliated Underlying Funds.  The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Investing in the Underlying Funds.  The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds.  Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. See the “Principal Risks of the Underlying Funds” below.

Temporary Investments.  Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal Risks of the Underlying Funds:

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

The investment program of some of the Underlying Funds is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The investment techniques of some of the Underlying Funds (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of those Underlying Funds will be achieved. Moreover, certain investment techniques which certain Underlying Funds may employ in their investment programs can substantially increase the adverse impact to which those Underlying Funds’ investments may be subject. There is no assurance that the investment processes of those Underlying Funds will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of those Underlying Funds will be exercised in a manner that is successful or that is not adverse to the Portfolio.

Absence of Regulation.  Certain of the Underlying Funds engage in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Call/Prepayment Risk.  An issuer could exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Commodity Sector Risk.  Exposure to the commodities markets may subject certain of the Underlying Funds to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked swaps in which certain of the Underlying Funds invest may involve companies in the financial services sector, and events affecting the financial services sector may cause the Underlying Fund’s share value to fluctuate.

Counterparty Risk.  Many of the protections afforded to cleared transactions, such as the security offered by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which an Underlying Fund enters into OTC transactions, the Underlying Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Fund will sustain losses.

Credit/Default Risk.  An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks may be more pronounced.

Derivatives Risk.  Loss may result from an Underlying Fund’s investments in forwards, options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Expenses Risk.  Because the Underlying Funds may invest in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the investor will incur indirectly through the Portfolio a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Underlying Fund (including operating costs and investment management fees), in addition to the expenses of the Underlying Fund.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Underlying Fund invests. Loss may also result from among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Underlying Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by an Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make an Underlying Fund more volatile. The use of leverage may cause certain Underlying Funds to liquidate portfolio positions to satisfy their obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by an Underlying Fund can substantially increase the adverse impact to which the Underlying Fund may be subject.

Liquidity Risk.  An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk.  In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value.

There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, an Underlying Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Underlying Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Underlying Fund to the creditworthiness of that lender as well.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for certain of the Underlying Funds using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for an Underlying Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk.  The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). An Underlying Fund may purchase many types of U.S. Government securities, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. These securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private issuers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with Mortgage backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Municipal Securities Risk.  Municipal securities are subject to certain additional risks. An Underlying Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligations bonds, private activity bonds and moral obligation bonds). Municipalities continue to experience difficulties in the current economic and political environment.

Non-Diversification Risk.  Certain of the Underlying Funds are non-diversified, meaning that they are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, such an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Hedging Foreign Currency Trading Risk.  An Underlying Fund may engage in forward foreign currency transactions for investment purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from that anticipated by the Investment Adviser may produce significant losses to an Underlying Fund. Some of these transactions may also be subject to interest rate risk.

Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Short Position Risk.  An Underlying Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Underlying Fund may purchase for investment. Taking short positions involves leverage of an Underlying Fund’s assets and presents various risks. If the price of the underlying instrument or market on which an Underlying Fund has taken a short position increases, then the Underlying Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate and may exceed the amount invested.

Small Cap Risk.  Investments in small capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Sovereign Default Risk.  An issuer of sovereign debt held by an Underlying Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax Risk.  The tax treatment of certain of an Underlying Fund’s commodity-linked investments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”) that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Underlying Fund’s taxable income for any gains and distributions made by an Underlying Fund.

Treasury Inflation Protected Securities (“TIPS”) Risk.  The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds.  A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of this Prospectus is provided beginning on page 53 of this Prospectus.

Performance

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of certain broad-based securities market indices and to the Growth Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Strategy Composite Index is comprised of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (20%) and the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Gross, USD, Unhedged) (the “MSCI® ACWI Index”) (80%). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q2 ‘09 +18.56% Worst Quarter Q4 ‘08 –21.72%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 1/2/98)
Returns Before Taxes	11.83%	11.49%	5.22%	4.20%
Returns After Taxes on Distributions	11.48%	11.01%	4.56%	3.51%
Returns After Taxes on Distributions and Sale of Portfolio Shares	7.02%	9.15%	4.15%	3.23%
Class B Shares (Inception 1/2/98)
Returns Before Taxes	12.41%	11.65%	5.16%	4.18%
Class C Shares (Inception 1/2/98)
Returns Before Taxes	16.37%	11.93%	5.03%	3.80%
Institutional Shares (Inception 1/2/98)
Returns Before Taxes	18.81%	13.21%	6.24%	4.98%
Service Shares (Inception 1/2/98)
Returns Before Taxes	18.19%	12.65%	5.70%	4.46%
Growth Strategy Composite Index	17.95%	13.02%	6.93%	5.93%
MSCI® ACWI Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or withholding taxes)	22.80%	14.91%	7.16%	5.65%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees, expenses or withholding taxes)	–0.14%	4.11%	4.42%	4.84%
Class IR Shares (Inception 11/30/07)
Returns Before Taxes	18.65%	13.06%	N/A	1.71%
Class R Shares (Inception 11/30/07)
Returns	17.93%	12.48%	N/A	1.21%
Growth Strategy Composite Index	17.95%	13.02%	N/A	3.13%
MSCI® ACWI Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or withholding taxes)	22.80%	14.91%	N/A	2.26%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees, expenses or withholding taxes)	–0.14%	4.11%	N/A	4.33%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies, has managed the Portfolio since 2009; Steve Jeneste, CFA, Managing Director, has managed the Portfolio since 2011; and Nicholas Chan, CFA, Vice President, has managed the Portfolio since 2006.

Buying and Selling Portfolio Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR and Class R Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 38 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 38 of this Prospectus.

Goldman Sachs Equity Growth Strategy Portfolio—Summary

Investment Objective

The Goldman Sachs Equity Growth Strategy Portfolio (the “Portfolio”) seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 74 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-164 of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A		Class B		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		5.00%		1.00%		None		None	None		None

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of your investment)
Management Fees	0.15%		0.15%		0.15%		0.15%		0.15%	0.15%		0.15%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		None		None	None		0.50%
Other Expenses	0.28%		0.28%		0.28%		0.13%		0.63%	0.28%		0.28%
Service Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.28%		0.28%		0.28%		0.13%		0.13%	0.28%		0.28%
Acquired (Underlying) Fund Fees and Expenses	0.81%		0.81%		0.81%		0.81%		0.81%	0.81%		0.81%
Total Annual Portfolio Operating Expenses[2]	1.49%		2.24%		2.24%		1.09%		1.59%	1.24%		1.74%
Expense Limitation[3]	(0.08)%		(0.08)%		(0.08)%		(0.08)%		(0.08)%	(0.08)%		(0.09)%
Total Annual Portfolio Operating Expenses After Expense Limitation[2]	1.41%		2.16%		2.16%		1.01%		1.51%	1.16%		1.65%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.
[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Portfolio’s average daily net assets, through at least April 30, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that the

Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$986	$1,309	$2,220
Class B Shares
– Assuming complete redemption at end of period	$719	$991	$1,390	$2,374
– Assuming no redemption	$219	$691	$1,190	$2,374
Class C Shares
– Assuming complete redemption at end of period	$319	$691	$1,190	$2,563
– Assuming no redemption	$219	$691	$1,190	$2,563
Institutional Shares	$103	$337	$590	$1,316
Service Shares	$153	$493	$855	$1,877
Class IR Shares	$118	$384	$671	$1,487
Class R Shares	$167	$538	$933	$2,039

Portfolio Turnover

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2013 was 21% of the average value of its portfolio.

Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

Under normal conditions, substantially all (within a range of 80%-100%) of the Portfolio’s total assets will be allocated among Underlying Equity Funds. The allocation will be measured at the time of rebalance. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Insights Funds.

The Portfolio’s benchmark index is the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net, USD, Unhedged) (the “MSCI® ACWI Index”).

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

Principal Risks of the Portfolio:

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective. Investments in the Portfolio involve substantial risks which prospective investors should consider carefully before investing.

Expenses.  By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investments in Affiliated Underlying Funds.  The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Investing in the Underlying Funds.  The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds.  Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. See the “Principal Risks of the Underlying Funds” below.

Temporary Investments.  Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal Risks of the Underlying Funds:

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Underlying Fund invests. Loss may also result from among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Underlying Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Market Risk.  The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds.  A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of this Prospectus is provided beginning on page 53 of this Prospectus.

Performance

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of a broad-based securities market index. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter Q2 ‘09 +20.94% Worst Quarter Q4 ‘08 –23.84%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 1/2/98)
Returns Before Taxes	16.76%	12.95%	5.99%	4.37%
Returns After Taxes on Distributions	16.40%	12.65%	5.46%	3.91%
Returns After Taxes on Distributions and Sale of Portfolio Shares	9.91%	10.48%	4.88%	3.52%
Class B Shares (Inception 1/2/98)
Returns Before Taxes	17.49%	13.10%	5.93%	4.34%
Class C Shares (Inception 1/2/98)
Returns Before Taxes	21.59%	13.39%	5.79%	3.97%
Institutional Shares (Inception 1/2/98)
Returns Before Taxes	23.96%	14.69%	7.01%	5.13%
Service Shares (Inception 1/2/98)
Returns Before Taxes	23.28%	14.11%	6.47%	4.63%
MSCI® ACWI Index (Net, USD, Unhedged) (reflects no deduction for fees or expenses)	22.80%	14.91%	7.16%	5.65%
Class IR Shares (Inception 11/30/07)
Returns Before Taxes	23.77%	14.54%	N/A	1.85%
Class R Shares (Inception 11/30/07)
Returns	23.17%	14.04%	N/A	1.41%
MSCI® ACWI Index (Net, USD, Unhedged) (reflects no deduction for fees or expenses)	22.80%	14.91%	N/A	2.26%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies, has managed the Portfolio since 2009; Steve Jeneste, CFA, Managing Director, has managed the Portfolio since 2011; and Nicholas Chan, CFA, Vice President, has managed the Portfolio since 2006.

Buying and Selling Portfolio Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR and Class R Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 38 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 38 of this Prospectus.

Goldman Sachs Satellite Strategies Portfolio—Summary

Investment Objective

The Goldman Sachs Satellite Strategies Portfolio (the “Portfolio”) seeks long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 74 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-164 of the Portfolio’s Statement of Additional Information (“SAI”).

	Class A		Class C		Institutional		Service	Class IR		Class R
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None		1.00%		None		None	None		None

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of your investment)
Management Fees	0.12%		0.12%		0.12%		0.12%	0.12%		0.12%
Distribution and Service (12b-1) Fees	0.25%		1.00%		None		None	None		0.50%
Other Expenses	0.23%		0.23%		0.08%		0.58%	0.23%		0.23%
Service Fees	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
Shareholder Administration Fees	Non	e	Non	e	Non	e	0.25%	Non	e	Non	e
All Other Expenses	0.23%		0.23%		0.08%		0.08%	0.23%		0.23%
Acquired (Underlying) Fund Fees and Expenses	0.90%		0.90%		0.90%		0.90%	0.90%		0.90%
Total Annual Portfolio Operating Expenses[2]	1.50%		2.25%		1.10%		1.60%	1.25%		1.75%
Expense Limitation[3]	(0.02)%		(0.02)%		(0.02)%		(0.02)%	(0.02)%		(0.02)%
Total Annual Portfolio Operating Expenses After Expense Limitation[2]	1.48%		2.23%		1.08%		1.58%	1.23%		1.73%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.
[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.01% of the Portfolio’s average daily net assets, through at least April 30, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Class IR and/or Class R Shares of the Portfolio for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$995	$1,320	$2,237
Class C Shares
– Assuming complete redemption at end of period	$326	$701	$1,203	$2,584
– Assuming no redemption	$226	$701	$1,203	$2,584
Institutional Shares	$110	$348	$604	$1,339
Service Shares	$161	$503	$869	$1,899
Class IR Shares	$125	$395	$685	$1,510
Class R Shares	$176	$549	$947	$2,061

Portfolio Turnover

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, each Underlying Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ended December 31, 2013 was 36% of the average value of its portfolio.

Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

Under normal conditions, at least 80% of the Portfolio’s total assets will be allocated among Underlying Funds that the Investment Adviser considers to be invested in satellite asset classes. Satellite asset classes are those that historically have had lower correlations to traditional market exposures such as large cap equities and investment grade fixed income. Satellite funds can be both equity and fixed income funds. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects to invest relatively significant percentages in the following satellite equity asset classes: emerging markets equity, international small cap, U.S. and international real estate securities. The Investment Adviser may invest a relatively significant percentage in the following satellite fixed income asset classes: high yield, emerging markets debt and commodities.

The Portfolio’s blended benchmark is the Satellite Strategies Composite Index, as discussed further under “Performance”.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

Principal Risks of the Portfolio:

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Portfolio should not be relied upon as a complete investment program. Stated allocations may be subject to change. There can be no assurance that the Portfolio will achieve its investment objective. Investments in the Portfolio involve substantial risks which prospective investors should consider carefully before investing.

Expenses.  By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investments in Affiliated Underlying Funds.  The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Investing in the Underlying Funds.  The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds.  Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocated to those Underlying Funds. See the “Principal Risks of the Underlying Funds” below.

Temporary Investments.  Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Principal Risks of the Underlying Funds:

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

The investment program of some of the Underlying Funds is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The investment techniques of some of the Underlying Funds (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of those Underlying Funds will be achieved. Moreover, certain investment techniques which certain Underlying Funds may employ in their investment programs can substantially increase the adverse impact to which those Underlying Funds’ investments may be subject. There is no assurance that the investment processes of those Underlying Funds will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of those Underlying Funds will be exercised in a manner that is successful or that is not adverse to the Portfolio.

Commodity Sector Risk.  Exposure to the commodities markets may subject the Commodity Strategy Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked swaps in which the Commodity Strategy Fund invests may involve companies in the financial services sector and events affecting issues in the financial services sector may cause the Commodity Strategy Fund’s share value to fluctuate.

Conflict of Interest Risk.  Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the High Yield Floating Rate Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Counterparty Risk.  Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which an Underlying Fund enters into OTC transactions, the Underlying Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Fund will sustain losses.

Credit/Default Risk.  An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks may be more pronounced.

Derivatives Risk.  The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Expenses Risk.  Because the Underlying Funds may invest in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the investor will incur indirectly through the Portfolio a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Underlying Fund (including operating costs and investment management fees), in addition to the expenses of the Underlying Fund.

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Underlying Fund invests. Loss may also result from among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent the Underlying Fund also invests in issuers located in emerging countries, these risks may be more pronounced.

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by an Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investment Style Risk.  Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make an Underlying Fund more volatile. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by an Underlying Fund can substantially increase the adverse impact to which the Underlying Fund may be subject.

Liquidity Risk.  An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk.  In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, an Underlying Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Underlying Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Underlying Fund to the creditworthiness of that lender as well.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for an Underlying Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the model (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Underlying Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk.  The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly inter-connected global economies and financial markets.

Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Mortgage-Backed and Other Asset-Backed Securities Risk.  Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). The Underlying Fund may purchase many types of U.S. Government securities, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. These securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Non-Diversification Risk.  Certain of the Underlying Funds are non-diversified meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, such an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Investment Grade Investments Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Portfolio Turnover Rate Risk.  A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

Real Estate Industry Risk.  The Real Estate Securities and International Real Estate Securities Funds are subject to certain risks associated with real estate, including, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REIT Risk.  REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable a fund to effect sales at an advantageous time or without a substantial drop in price.

Sector Risk.  To the extent an Underlying Fund invests a significant amount of its assets in one or more sectors, such as the financial services or telecommunications sectors, the Underlying Fund will be subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different sectors.

Sovereign Default Risk.  An issuer of sovereign debt held by an Underlying Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Subsidiary and Tax Risk.  The Commodity Strategy Fund, by investing in its wholly-owned subsidiary organized as a company under the laws of the Cayman Islands (the “Subsidiary”), will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are similar to those that are permitted to be held by the Commodity Strategy Fund. The Commodity Strategy Fund is limited in the extent to which it may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary may invest in these commodity-linked derivatives without limitation. There can be no assurance that the investment objective of the Subsidiary will be achieved. Because the Subsidiary is not registered under the Investment Company Act, it is not subject to all the investor protections thereof. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Commodity Strategy Fund and/or the Subsidiary to operate as described in its prospectus and could adversely affect the Commodity Strategy Fund. The tax treatment of the Commodity Strategy Fund’s commodity-linked investments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”) that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income for any gains and distributions made by the Fund.

Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for an Underlying Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

U.S. Government Securities Risk.  The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds.  A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of this Prospectus is provided beginning on page 53 of this Prospectus.

Performance

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Institutional Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class C, Institutional, Service, Class IR and Class R Shares compare to those of certain broad-based securities market indices and to the Satellite Strategies Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Strategies Composite Index is comprised of the Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Gross, USD, Unhedged) (the “MSCI® EAFE® Index”) (30%). The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of this prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

TOTAL RETURN	CALENDAR YEAR (INSTITUTIONAL)

Best Quarter Q2 ‘09 +22.24% Worst Quarter Q4 ‘08 –28.94%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	Since Inception
Class A Shares (Inception 3/30/07)
Returns Before Taxes	–3.00%	11.39%	0.69%
Returns After Taxes on Distributions	–4.27%	9.83%	–0.77%
Returns After Taxes on Distributions and Sale of Fund Shares	–1.58%	8.50%	0.02%
Class C Shares (Inception 3/30/07)
Returns Before Taxes	0.89%	11.82%	0.77%
Institutional Shares (Inception 3/30/07)
Returns Before Taxes	3.09%	13.10%	1.90%
Satellite Strategies Composite Index	15.12%	11.37%	4.83%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.93%	6.25%
MSCI® EAFE® Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or withholding taxes)	23.29%	12.95%	1.72%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	–2.02%	4.44%	4.86%
Service Shares (Inception 8/29/08)
Returns Before Taxes	2.45%	12.53%	2.32%
Satellite Strategies Composite Index	15.12%	11.37%	6.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.93%	9.48%
MSCI® EAFE® Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or withholding taxes)	23.29%	12.95%	4.43%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	–2.02%	4.44%	4.76%
Class IR Shares (Inception 11/30/07)
Returns Before Taxes	2.94%	12.91%	0.97%
Class R Shares (Inception 11/30/07)
Returns	2.44%	12.37%	0.46%
Satellite Strategies Composite Index	15.12%	11.37%	4.26%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.93%	6.02%
MSCI® EAFE® Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or withholding taxes)	23.29%	12.95%	0.39%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	–2.02%	4.44%	4.55%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Class IR and Class R Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Portfolio (the “Investment Adviser” or “GSAM”).

Portfolio Managers:  William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies, has managed the Portfolio since 2009; Steve Jeneste, CFA, Managing Director, has managed the Portfolio since 2011; and Nicholas Chan, CFA, Vice President, has managed the Portfolio since 2007.

Buying and Selling Portfolio Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR and Class R Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.

The Portfolio does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

For important tax information, please see “Tax Information” on page 38 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 38 of this Prospectus.

Fund of Funds Portfolios – Additional

Summary Information

Tax Information

The Portfolios’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Portfolio through an Authorized Institution, the Portfolio and/or its related companies may pay the Authorized Institution for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVES

The Balanced Strategy Portfolio seeks current income and long-term capital appreciation. The Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income. The Equity Growth Strategy Portfolio and the Satellite Strategies Portfolio both seek long-term capital appreciation. Each Portfolio’s investment objective may be changed without shareholder approval upon 60 days notice.

PRINCIPAL INVESTMENT STRATEGIES

Balanced Strategy Portfolio

Under normal conditions, approximately 50% of the Portfolio’s total assets will be allocated among Underlying Fixed Income Funds. Allocation to the Underlying Dynamic Funds is intended to provide long-term capital appreciation and a greater degree of risk diversification through managed-volatility and trend-following approaches. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio may invest a relatively significant percentage of its equity allocation in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Insights Funds; a relatively significant percentage of its fixed income allocation in the Goldman Sachs Global Income and Goldman Sachs Strategic Income Funds; and a relatively significant percentage of its dynamic allocation in the Goldman Sachs Dynamic Allocation Fund. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser.

The Portfolio’s benchmark indices are the Barclays Global Aggregate Bond Index (Gross, USD, Hedged), the MSCI® ACWI Index (Gross, USD, Unhedged) and the Balanced Strategy Composite Index. The Barclays Global Aggregate Bond Index (Gross, USD, Hedged) provides a broad-based measure of the global investment grade fixed-rate debt markets. The MSCI ACWI Index (Gross, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Balanced Strategy Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Strategy Composite Index is comprised of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (60%) and the MSCI® ACWI Index (Gross, USD, Unhedged) (40%).

Growth and Income Strategy Portfolio

Under normal conditions, approximately 55% of the Portfolio’s total assets will be allocated among the Underlying Equity Funds, which are intended to provide the capital appreciation component. Allocation to the Underlying Dynamic Funds is intended to provide long-term capital appreciation and a greater degree of risk diversification through managed-volatility and trend-following approaches. Allocation to Underlying Fixed Income Funds is intended to provide the income component. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Insights Funds; a relatively significant percentage of its fixed income allocation in the Goldman Sachs Global Income and Goldman Sachs Strategic Income Funds; and a relatively significant percentage of its dynamic allocation in the Goldman Sachs Dynamic Allocation Fund. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser.

The Portfolio’s benchmark indices are the Barclays Global Aggregate Bond Index (Gross, USD, Hedged), the MSCI® ACWI Index (Gross, USD, Unhedged) and the Growth and Income Strategy Composite Index. The Barclays Global Aggregate Bond Index (Gross, USD, Hedged) provides a broadbased measure of the global investment grade fixed-rate debt markets. The MSCI ACWI Index (Gross, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Growth and Income Strategy Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Strategy Composite Index is comprised of the

Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (40%) and the MSCI® ACWI Index (Gross, USD, Unhedged) (60%).

Growth Strategy Portfolio

Under normal conditions, approximately 75% of the Portfolio’s total assets will be allocated among the Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. Allocation to the Underlying Dynamic Funds is intended to provide long-term capital appreciation and a greater degree of risk diversification through managed-volatility and trend-following approaches. Allocation to Underlying Fixed Income Funds is intended to provide diversification. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Insights Funds and a relatively significant percentage of its dynamic allocation in the Goldman Sachs Dynamic Allocation Fund. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser.

The Portfolio’s benchmark indices are the Barclays Global Aggregate Bond Index (Gross, USD, Hedged), the MSCI® ACWI Index (Gross, USD, Unhedged) and the Growth Strategy Composite Index. The Barclays Global Aggregate Bond Index (Gross, USD, Hedged) provides a broad-based measure of the global investment grade fixed-rate debt markets. The MSCI® ACWI Index (Gross, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Growth Strategy Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Strategy Composite Index is comprised of the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (20%) and the MSCI® ACWI Index (Gross, USD, Unhedged) (80%).

Equity Growth Strategy Portfolio

Under normal conditions, substantially all of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments relative to the other Portfolios in this Prospectus. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Insights Funds. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser.

The Portfolio’s benchmark index is the MSCI® ACWI Index (Gross, USD, Unhedged). The MSCI® ACWI Index (Gross, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Satellite Strategies Portfolio

Under normal conditions, at least 80% of the Portfolio’s total assets will be allocated among Underlying Funds that the Investment Adviser considers to be invested in satellite asset classes. Satellite asset classes are those that historically have had low correlations to traditional market exposures such as large cap equities and investment grade fixed income. Satellite funds can be both equity and fixed income funds. The Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects to invest relatively significant percentages in the following satellite equity asset classes: emerging markets equity, international small cap, U.S. and international real estate securities. The Investment Adviser may invest a relatively significant percentage in the following satellite fixed income asset classes: high yield, emerging markets debt and commodities.

The Portfolio’s benchmark indices are the S&P 500® Index, the MSCI® EAFE® Index (Gross, USD, Unhedged), the Barclays U.S. Aggregate Bond Index and the Satellite Strategies Composite Index. The S&P 500® Index is a Standard and Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock process. The MSCI® EAFE® Index (Gross, USD, Unhedged) is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance in 21 developed markets, excluding the U.S. and Canada. The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Satellite Strategies Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the

INVESTMENT MANAGEMENT APPROACH

Portfolio’s target range. The Satellite Strategies Composite Index is comprised of the Barclays U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Index (Gross, USD, Unhedged) (30%).

All Portfolios

The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objective by investing in a combination of Underlying Funds including Underlying Fixed Income Funds and Underlying Equity Funds. An investor may choose to invest in one or more of the Portfolios based on factors including individual investment goals, risk tolerance and financial circumstances.

Each Portfolio and Underlying Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. Each Underlying Fund may, for temporary defensive purposes, invest a substantial portion, and in some cases all, of its total assets in some or all of the following: U.S. government securities, commercial paper rated at least A-2 by Standard & Poor’s Ratings Services Group (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, cash and cash equivalents. When a Portfolio’s or an Underlying Fund’s assets are invested in such instruments, the Portfolio or Underlying Fund may not be achieving its investment objective.

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/Fixed Income Fund allocation targets and ranges for each Portfolio:

Equity/Fixed Income Range (Percentage of Each Portfolio’s Total Assets)

Portfolio	Target	Range*
Balanced Strategy
Underlying Equity Funds	35%	5%–60%
Underlying Fixed Income Funds	50%	25%–80%
Underlying Dynamic Funds[1]	15%	0%–20%
Growth and Income Strategy
Underlying Equity Funds	55%	25%–80%
Underlying Fixed Income Funds	30%	5%–60%
Underlying Dynamic Funds[1]	15%	0%–20%
Growth Strategy
Underlying Equity Funds	75%	45%–100%
Underlying Fixed Income Funds	10%	0%–40%
Underlying Dynamic Funds[1]	15%	0%–20%
Equity Growth Strategy
Underlying Equity Funds	100%	80%–100%
Underlying Fixed Income Funds	0%	0%–20%
Satellite Strategies
Underlying Equity Funds	N/A	25%–75%
Underlying Fixed Income Funds	N/A	25%–75%

*	Measured at the time of each quarterly or monthly rebalancing (as applicable). In the event of significant investor inflows, the Investment Adviser may continue to buy Underlying Funds between periodic rebalancing if necessary to maintain the desired strategic tilt, even outside of the Portfolio’s allocation range.
[1]	Because the underlying Goldman Sachs Dynamic Allocation Fund can rebalance dynamically between different asset classes (including equity and fixed income investments), investors may have exposure to equity or fixed income asset classes significantly outside the targeted ranges applicable to the Underlying Equity Funds and Underlying Fixed Income Funds.

A Portfolio will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds’ respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio’s investment objective.

A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Underlying Funds at any particular time. Each Portfolio’s investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio’s total assets.

As of December 31, 2013, more than 25% of the total assets of each of the Growth Strategy Portfolio and Equity Growth Strategy Portfolio were invested in the Goldman Sachs International Equity Insights Fund.

THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL OR NOTICE.

In addition, each Portfolio’s investment objective and all policies not specifically designated as fundamental in this Prospectus or the SAI are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio’s investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

GSAM’s Satellite Strategies Investment Philosophy:

For the Satellite Strategies Portfolio, the Investment Adviser believes there are three primary sources of risk that contribute to portfolio return—interest rate risk, equity market risk and active management risk. The first two risks—interest rate and equity market—constitute “market risk” (beta), meaning risk naturally associated with bond or stock market returns. Active management risk, however, comes from the pursuit of non-market related return (alpha) through active, skilled portfolio management.

Through a Core and Satellite approach to portfolio construction, investors can separate these three sources of portfolio risk to seek additional return opportunities. Investors achieve their desired exposure to equity and fixed income markets through Core investments—typically U.S. large cap equities and fixed income obtained through passive, structured and/or actively-managed strategies. Active and skilled portfolio management can contribute to alpha return of any mutual fund. However, investors can pursue additional return opportunities through less correlated satellite strategies such as emerging markets, high yield and commodities investments. The Investment Adviser believes the result of Core and Satellite investing is more efficient portfolio construction—and higher risk-adjusted return potential. Because the risks of satellite investments are typically less correlated with market risk, the Investment Adviser believes they can be added to any portfolio to increase diversification and return opportunities—without greatly impacting a portfolio’s overall risk.

The Investment Adviser’s Quantitative Investment Strategies team uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocating to the satellite asset classes included in the Portfolio. The Portfolio starts with a strategic allocation among the various asset classes. For this strategic allocation the Investment Adviser uses a proprietary asset allocation model. In contrast to traditional equity and fixed income selection strategies which focus on individual stocks and bonds, the model focuses on broad asset classes, such as emerging markets, high yield and commodities. The Investment Adviser’s model uses financial and economic factors that are designed to capture the risks and returns of global asset classes across markets. While the asset allocation process is rigorous and quantitative, allocation is driven by intuitive economic reasoning. On a monthly basis, the Investment Adviser will assess the risk contribution of each asset class and rebalance accordingly. The Investment Adviser employs a proprietary asset allocation technique and other techniques to deliver what it believes is the best strategic allocation in the Satellite Strategies Portfolio.

The Portfolio’s asset allocation process relies on a proprietary asset allocation model and a qualitative overlay. As a result of the qualitative overlay, the Portfolio’s investments may not correspond to those generated by the Investment Adviser’s asset allocation model. The Portfolio may invest in, or have exposure to, asset classes other than those generated by the Investment Adviser’s asset allocation model, at the discretion of the Investment Adviser. In addition, the Investment Adviser may, in its discretion, make changes to its asset allocation model, or use other asset allocation models based on the Investment Adviser’s proprietary research.

GSAM’s Asset Allocation Investment Philosophy:

For each of the Portfolios (other than the Satellite Strategies Portfolio) the Investment Adviser’s Quantitative Investment Strategies team uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay to global tactical asset allocation. The Global Tactical Asset Allocation (“GTAA”) strategy attempts to add value by actively managing exposure to global stock, bond and currency markets. In contrast to stock and bond selection strategies which focus on individual stocks and bonds, GTAA focuses on broad asset classes. The Investment Adviser’s GTAA models use financial and economic factors that are

INVESTMENT MANAGEMENT APPROACH

designed to capture intuitive fundamental relationships across markets. While the GTAA process is rigorous and quantitative, there is economic reasoning behind each position.

Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting markets that the Investment Adviser believes to be attractive and underweighting markets it considers to be unattractive. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser’s risk control process balances the amount any asset class can be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation.

Each Portfolio’s asset allocation process relies on a proprietary asset allocation model and a qualitative overlay. As a result of the qualitative overlay, a Portfolio’s investments may not correspond to those generated by the Investment Adviser’s asset allocation model. The Portfolios may invest in, or have exposure to, asset classes other than those generated by the Investment Adviser’s asset allocation model, at the discretion of the Investment Adviser. In addition, the Investment Adviser may, in its discretion, make changes to its asset allocation model, or use other asset allocation models based on the Investment Adviser’s proprietary research.

References in this Prospectus to a Portfolio’s benchmarks are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Portfolio is managed.

ADDITIONAL PERFORMANCE INFORMATION

Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Portfolio’s Summary section are applicable only to the time period covered by the bar chart.

Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares.

These definitions apply to the after-tax returns shown in the “Performance” section of each Portfolio’s Summary section.

Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Portfolio’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Portfolio Shares.  These returns reflect taxes paid on distributions on a Portfolio’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor. The principal risks of each Portfolio are discussed in the Summary sections of this Prospectus. The following gives additional information on the risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

¢	Expenses—You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
¢	Investing in the Underlying Funds—The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved.
¢	Investments in Affiliated Underlying Funds—In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating a Portfolio’s assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory, transfer agency and/or principal underwriting services provided. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter. Other funds with similar investment strategies may perform better or worse than the Underlying Funds.
¢	Investments of the Underlying Funds—Because the Portfolios invest in the Underlying Funds, the Portfolios’ shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Underlying Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Central and South America, Eastern Europe, Africa and the Middle East. Each Portfolio may also invest in Underlying Funds that in turn invest in investment grade fixed income securities, emerging market debt securities, inflation protected securities and non-investment grade fixed income securities (“junk bonds”) (which are considered speculative). In addition, the Underlying Funds may purchase derivative securities including structured notes; enter into forward currency and options on currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts (“REITs”) and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. Certain Portfolios may invest in an Underlying Fund that in turn has exposure to the commodities markets and be subject to greater volatility than investments in traditional securities. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and in the SAI.
¢

Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results. The investment adviser attempts to execute a complex strategy for certain of the Underlying Funds using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight place on each factor, changes from the factor’s historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the

RISKS OF THE PORTFOLIOS

investment adviser’s use of these quantitative models will result in effective investment decisions for an Underlying Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

¢	Temporary Investments—Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

Description of the Underlying Funds

DESCRIPTION OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are currently expected to be used for investment by one or more of the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that currently exist or may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval or notice. Additional information regarding the investment practices of the Underlying Funds is provided in Appendix A to this Prospectus and in the SAI. This Prospectus is not an offer to sell and is not soliciting an offer to buy any of the Underlying Funds. In addition, a description of the Portfolios’ policies and procedures with respect to the disclosure of a Portfolio’s portfolio security holdings is available in the SAI. For information regarding the disclosure of an Underlying Fund’s portfolio securities holdings, see the applicable Underlying Fund’s prospectus.

Underlying Fund	Investment Objectives	Investment Criteria
Goldman Sachs Large Cap Value Insights	Long-term growth of capital and dividend income.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Valuation, Quality and Momentum. The Fund maintains risk, style and capitalization characteristics similar to the Russell 1000® Value Index.
Goldman Sachs Large Cap Growth Insights	Long-term growth of capital. Dividend income is a secondary consideration.	At least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Valuation, Quality and Momentum. The Fund maintains risk, style and capitalization characteristics similar to the Russell 1000® Growth Index.
Goldman Sachs Strategic Growth	Long-term growth of capital.	At least 90% of its total assets measured at the time of purchase (“Total Assets”) in equity investments. The Fund may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.
Goldman Sachs Large Cap Value	Long-term capital appreciation.	At least 80% of its Net Assets in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund may invest in foreign securities, including securities quoted in foreign currencies. The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations.
Goldman Sachs Small Cap Equity Insights	Long-term growth of capital.	At least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Valuation, Quality and Momentum. The Fund maintains risk, style and capitalization characteristics similar to the Russell 2000® Index.
Goldman Sachs Real Estate Securities	Total return comprised of long-term growth of capital and dividend income.	At least 80% of its Net Assets in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its total assets will be invested in REITs, REIT-like structures, real estate operating companies or other real estate related investments. The Fund may invest up to 15% of its total assets in foreign securities, including securities quoted in foreign currencies, and 20% of its total assets in fixed income investments.
Goldman Sachs International Equity Insights	Long-term growth of capital.	At least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Valuation, Quality, and Momentum. The Fund maintains risk, style and capitalization characteristics similar to the MSCI® EAFE® Index.
Goldman Sachs Emerging Markets Equity	Long-term capital appreciation.	At least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers. The Fund may invest in the aggregate up to 20% of its Net Assets in certain fixed income securities and in certain equity and fixed income securities of developed country issuers.
Goldman Sachs Commodity Strategy	Long-term total return.	The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to commodities markets by investing in a wholly-owned Cayman Islands subsidiary that has the same investment objective as the Fund and invests in a portfolio of commodity index-linked securities, commodity-linked securities, other derivative investments that provide exposure to the commodity markets, and other instruments, including fixed income securities. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities. It is expected that certain of the Fund’s investments will produce leveraged exposure to the commodities markets.

DESCRIPTION OF THE UNDERLYING FUNDS

Underlying Fund	Investment Objectives	Investment Criteria
Goldman Sachs Dynamic Allocation	Long-term capital appreciation.	The Fund seeks to invest primarily in ETFs, futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. The Investment Adviser manages the Fund dynamically by changing the Fund’s allocations to these asset classes based on its tactical views and in response to changing market conditions. The Fund may overweight or underweight positions in these asset classes, or establish short positions with respect to a particular asset class.
Goldman Sachs International Real Estate Securities	Total return comprised of long-term growth of capital and dividend income.	At least 80% of its Net Assets in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States. The Fund expects that a substantial portion of its assets will be invested in REITs, REIT-like structures, real estate operating companies or other real estate related investments. The Fund may invest up to 20% of its total assets in U.S. issuers and fixed income investments.
Goldman Sachs Emerging Markets Equity Insights	Long-term growth of capital.	At least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers. The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Fund seeks to maintain risk, style and capitalization characteristics similar to the MSCI® Emerging Markets Index (adjusted for country views).
Goldman Sachs International Small Cap Insights	Long-term growth of capital.	At least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap non-U.S. issuers. The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund seeks to maintain risk, style and capitalization characteristics similar to the MSCI® EAFE® Small Cap Index.
Goldman Sachs International Small Cap	Long-term capital appreciation.	At least 80% of its Net Assets in a diversified portfolio of equity investments in non-U.S. small-cap companies. The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.
Goldman Sachs Managed Futures Strategy Fund	Long-term absolute return.	The Fund invests primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange traded funds (“ETFs”), and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits. The Fund’s investments will be made without restriction as to issuer capitalization, country, currency, maturity, or credit rating.

Underlying Fund	Investment Objectives	Duration or Maturity	Expected Approximate Interest Rate Sensitivity
Goldman Sachs Financial Square Prime Obligations	Maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.	Maximum Maturity of Individual Investments = 13 months at time of purchase. Dollar-Weighted Average Portfolio Maturity = Not more than 60 days; Dollar-weighted Average Portfolio Life = Not more than 120 days	N/A
Goldman Sachs Short Duration Government	A high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.	Target Duration* = BofA ML Two-Year U.S. Treasury Note Index plus or minus 1 year	2-year U.S. Treasury note
Goldman Sachs Core Fixed Income	Total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.	Target Duration* = Barclays U.S. Aggregate Bond Index plus or minus one year	5-year U.S. Treasury note
Goldman Sachs Global Income	A high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.	Target Duration* = Barclays Global Aggregate Index (USD Hedged) plus or minus 2.5 years	6-year bond
Goldman Sachs High Yield	A high level of current income and may also consider the potential for capital appreciation.	Target Duration* = Barclays U.S. High Yield 2% Issuer Capped Bond Index plus or minus 2.5 years	N/A
Goldman Sachs High Yield Floating Rate Fund	A high level of current income.	Target Duration* = less than 0.5 years The Fund’s investments in floating rate obligations will generally have short to intermediate maturities (approximately 4-7 years).	Low

*	The Underlying Fund’s duration approximates its price sensitivity to changes in interest rates.

DESCRIPTION OF THE UNDERLYING FUNDS

Investment Sector	Credit Quality	Other Investments
High-quality, short-term fixed income securities.	Minimum = AAA/Aaa or A-1/P-1	U.S. Treasury Obligations, U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other U.S. entities, asset-backed and receivables-backed securities, and repurchase agreements.
At least 80% of its Net Assets in U.S. Government Securities and in repurchase agreements collateralized by such securities.	U.S. Government Securities and repurchase agreements collateralized by such securities	Mortgage pass-through securities and other securities representing an interest in or collateralized by mortgage loans. Also invests in futures, swaps and other derivatives.
At least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, corporate debt securities, privately issued mortgage-backed and asset-backed securities.	Minimum = BBB–/Baa3 (at time of purchase)	Foreign fixed income, custodial receipts, municipal and convertible securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities. Also invests in futures, swaps and other derivatives.
At least 80% of its Net Assets in a portfolio of fixed income securities of U.S. and foreign issuers.	Minimum = BBB–/Baa3 (at time of purchase) At least 25% = AAA/Aaa	Mortgage-backed and asset-backed securities, U.S. Government securities, custodial receipts, corporate debt securities, certificates of deposit, bankers’ acceptances, commercial paper, foreign currencies and repurchase agreements collateralized by U.S. Government Securities or certain foreign government securities. Also invests in futures, swaps and other derivatives.
At least 80% of its Net Assets in high-yield, fixed income securities rated below investment grade, including U.S. and non-U.S. dollar corporate debt, foreign government securities, convertible securities and preferred stock.	At least 80% of Net Assets rated BB+/Ba1 or below (at time of purchase)	Mortgage-backed and asset-backed securities, U.S. Government Securities, investment grade corporate fixed income securities, loan participations, custodial receipts, municipal securities, preferred stock, structured securities, foreign currencies and repurchase agreements. Also invests in futures, credit default swap indices and other derivatives.
At least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade.	At least 80% = BB+/Ba1 or below (at time of purchase)	Fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. May also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities. May also invest in credit default swaps on credit and loan indices and forward foreign currency contracts and other derivatives.

Underlying Fund	Investment Objectives	Duration or Maturity	Expected Approximate Interest Rate Sensitivity
Goldman Sachs Strategic Income Fund	Total return comprised of income and capital appreciation.	The Fund may invest in fixed income securities of any maturity.	N/A
Goldman Sachs Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration* = J.P. Morgan EMBI Global Diversified Index plus or minus 2 years	10-year U.S. government bond
Goldman Sachs Local Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration* = J.P. Morgan Government Bond Index—Emerging Markets Global Diversified Index plus or minus 2 years	N/A

*	The Underlying Fund’s duration approximates its price sensitivity to changes in interest rates.

DESCRIPTION OF THE UNDERLYING FUNDS

Investment Sector	Credit Quality	Other Investments
Broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments.	Investment grade and non-investment grade (rated BB+, Ba1 or below) investments.	U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan participations and convertible securities. The Fund’s investments in loans and loan participations may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates.
At least 80% of its Net Assets in sovereign and corporate debt securities and other instruments of issuers in emerging countries.	The Fund may invest in securities without regard to credit rating.	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks, interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers, fixed and floating rate, senior and subordinated corporate debt obligations, loan participations and repurchase agreements. Also invests in futures, swaps and other derivatives.
At least 80% of its Net Assets in (i) sovereign and corporate debt securities and other instruments of issuers in emerging countries, denominated in the local currency of such emerging countries, or (ii) currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.	The Fund may invest in securities without regard to credit rating.	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks, interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers, fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), loan participations, and repurchase agreements with respect to the foregoing. Also invests in futures, swaps and other derivatives.

Risks of the Underlying Funds

Loss of money is a risk of investing in each Underlying Fund. An investment in an Underlying Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the applicable Underlying Funds for each Portfolio are discussed in the Summary sections of this Prospectus. The following section provides additional information on the risks that apply to the Underlying Funds, which may result in a loss of your investment in a Portfolio.

The investment program of some of the Underlying Funds is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The investment techniques of some of the Underlying Funds (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of those Underlying Funds will be achieved. Moreover, certain investment techniques which certain Underlying Funds may employ in their investment programs can substantially increase the adverse impact to which those Underlying Funds’ investments may be subject. There is no assurance that the investment processes of those Underlying Funds will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of those Underlying Funds will be exercised in a manner that is successful or that is not adverse to the applicable Portfolios. Investors should carefully consider these risks before investing.

The target and actual asset allocation percentages, the selection of Underlying Funds and the investments in the Underlying Funds are subject to change. Such changes may cause the Portfolio to be subject to additional or different risks than the risks listed below.

Risks That Apply To All Underlying Funds:

¢	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of an Underlying Fund’s portfolio securities may meet the Underlying Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of an Underlying Fund’s holding may impair the Underlying Fund’s liquidity and have the potential to cause significant deterioration in NAV.
¢	Derivatives Risk—Loss may result from an Underlying Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the portfolio assets (if any) being hedged. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to liquidity risk and risks arising from margin requirements. There is also risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables.

As investment companies registered with the SEC, the Underlying Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A.

¢	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by an Underlying Fund (including inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions.
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Liquidity Risk—An Underlying Fund may invest in securities or instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that an Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an Underlying Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An

RISKS OF THE UNDERLYING FUNDS

inability to sell one or more portfolio positions can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities.

To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than an Underlying Fund may attempt to sell fixed income holdings at the same time as the Underlying Fund, which could cause downward pricing pressure and contribute to illiquidity.

Underlying Funds that invest in non-investment grade fixed income securities, small- and mid-capitalization stocks, REITs and/or emerging country issuers may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While each Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the an Underlying Fund’s NAV.

Although an Underlying Fund reserves the right to meet redemption requests through in-kind distributions, to date no Underlying Fund has historically paid redemptions in kind. While an Underlying Fund may pay redemptions in kind in the future, it may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings.

Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of an Underlying Fund’s shares. Redemptions by these shareholders of their shares of that Underlying Fund may further increase the Underlying Fund’s liquidity risk and may impact the Underlying Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

¢	Management Risk—A strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results. The investment adviser attempts to execute a complex strategy for certain of the Underlying Funds using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight place on each factor, changes from the factor’s historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the investment adviser’s use of these quantitative models will result in effective investment decisions for an Underlying Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.
¢	Market Risk—The value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. An Underlying Fund’s investments may be overweighted from time to time in one or more industry sectors or countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
¢	NAV Risk—The net asset value of an Underlying Fund and the value of your investment will fluctuate.

Risks That Apply Primarily To The Underlying Fixed Income Funds, Commodity Strategy Fund and the Dynamic Allocation Fund:

¢	Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
¢	Extension Risk—An issuer could exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
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U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Risk That Applies Primarily To The Underlying Equity Funds, Commodity Strategy Fund and the Dynamic Allocation Fund:

¢	Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Risks That Are Particularly Important For Specific Underlying Funds:

¢	Absence of Regulation—In general, there is less governmental regulation and supervision of transactions in the over the counter (OTC) markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.
¢	Banking Industry Risk—An adverse development in the banking industry may affect the value of the Financial Square Prime Obligations Fund’s investments more than if the Fund were not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the banking industry due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the banking industry, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.
¢	Commodity Sector Risk—Exposure to the commodities markets may subject certain Underlying Funds to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked investments in which certain Underlying Funds invest may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issues in the financial services sector may cause an Underlying Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
¢	Conflict of Interest Risk—Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the High Yield Floating Rate Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
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Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which an Underlying

RISKS OF THE UNDERLYING FUNDS

Fund enters into OTC transactions, the Underlying Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Underlying Fund will sustain losses.

¢	Distressed Debt Risk—The High Yield Floating Rate Fund may invest in obligations of financially troubled companies (sometimes known as “distressed” securities). In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the High Yield Floating Rate Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the High Yield Floating Rate Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.
¢	Emerging Countries Risk—Certain Underlying Funds may invest in emerging country securities. The securities markets of most emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in securities of issuers located in certain emerging countries involves risk of loss resulting from problems in registration, settlement and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
¢	Expenses Risk—Because the Underlying Funds may invest in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs, the investor will incur indirectly through the Portfolio not only a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Underlying Fund (including operating costs and investment management fees), but also expenses of the Underlying Fund.
¢	Foreign Risk—Certain Underlying Funds may be subject to risk of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of more or less foreign government regulation, less public information, less liquidity, greater volatility and less economic, political and social stability in the countries in which an Underlying Fund invests. Loss may also result from, among others things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls, foreign taxes, confiscations, expropriation and other government restrictions, higher transaction costs, difficulty enforcing contractual obligations or from problems in registration, or settlement or custody. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
¢	Geographic and Sector Risk—Geographic and sector risk is the risk that an Underlying Fund’s performance will be significantly affected by developments in the sector in which its investments are concentrated. By concentrating its assets in a single sector or group of sectors, an Underlying Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on that sector or group of sectors will negatively impact the Underlying Fund to a greater extent than if the Underlying Fund’s assets were diversified across different sectors. The Underlying Fund’s investments may be concentrated in issuers within the same country, state, region, currency, industry or economic sector. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the investments of these Underlying Funds or the other Underlying Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.
¢	Initial Public Offering (“IPO”) Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance will probably decline, which could reduce the Underlying Fund’s performance.

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Investment Style Risk—Different investment styles (e.g., “growth,” “value,” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

¢	Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. The use of derivatives may result in leverage and may make an Underlying Fund more volatile. When an Underlying Fund uses leverage the sum of the Underlying Fund’s investment exposure may significantly exceed the amount of assets invested in the Underlying Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. An Underlying Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause an Underlying Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by an Underlying Fund can substantially increase the adverse impact to which the Underlying Fund’s investment portfolio may be subject.
¢	Loan-Related Investments Risk—In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the High Yield Floating Rate Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. To the extent that a secondary market does exist for loan obligations, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Substantial increases in interest rates may cause an increase in loan obligation defaults.

With respect to loan participations, the High Yield Floating Rate Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the High Yield Floating Rate Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the High Yield Floating Rate Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower.

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, senior loans are usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

Moreover, under the terms of the loan participation, the High Yield Floating Rate Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent lender may become insolvent.
¢	Management Risk—With respect to certain Underlying Funds, the Investment Adviser attempts to execute a complex dynamic strategy using proprietary models. There is no guarantee that the Investment Adviser will correctly forecast the risk of particular instruments or asset classes or make effective tactical decisions for those Underlying Funds. Certain Underlying Funds may allocate assets to an asset class that underperforms other asset classes. The Investment Adviser’s attempts to modulate the level of risk in the Underlying Funds when market conditions are stressed may not be successful.
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Mid-Cap and Small-Cap Risk—Certain Underlying Funds may invest in mid-cap and small cap stocks. The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and

RISKS OF THE UNDERLYING FUNDS

small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of an Underlying Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

¢	Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to certain risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if an Underlying Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund may have to reinvest that money at the lower prevailing interest rates. An Underlying Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Underlying Funds may invest in mortgage-backed securities issued by the U.S. Government. See “U.S. Government Securities Risk.” To the extent that an Underlying Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Underlying Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

¢	Municipal Securities Risk—Municipal securities are subject to certain additional risks. An Underlying Fixed Income Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, an Underlying Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and an Underlying Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the lease property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover an Underlying Fund’s loss. Municipalities continue to experience difficulties in the current economic and political environment.
¢	Non-Diversification Risk—Certain Underlying Funds are non-diversified, meaning that such Underlying Funds are permitted to invest a larger percentage of their assets in fewer issuers than “diversified” mutual funds. Thus, these Underlying Funds may be more susceptible to adverse developments affecting any single issuer held in their portfolios, and may be more susceptible to greater losses because of these developments.
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Non-Hedging Foreign Currency Trading Risk—Certain Underlying Funds may engage, to a greater extent than the other Underlying Funds, in forward foreign currency transactions for investment purposes. These Underlying Funds’ investment advisers may purchase or sell foreign currencies through the use of forward contracts based on the investment advisers’ judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the investment advisers seek to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the investment advisers’ expectations may produce significant losses to these Underlying Funds.

¢	Non-Investment Grade Investments Risk—Certain Underlying Funds may invest in non-investment grade investments and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. Non-investment grade investments and unrated investments of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These investments may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the non-investment grade markets generally and less secondary market liquidity. Certain Underlying Funds may purchase the securities or obligations of issuers that are in default.
¢	Option Writing Risk—Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (premium) at the time of selling the call option. When an Underlying Fund writes (sells) stock index (or related ETF) call options, it receives cash but limits its opportunity to profit from an increase in the market value of the index beyond the exercise price (plus the premium received) of the option. In a rising market, such Underlying Funds could significantly underperform the market. These Underlying Funds’ option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but each Underlying Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio and in a period of a sharply falling equity market, these Underlying Funds will likely also experience sharp declines in their net asset value.
¢	Portfolio Turnover Rate Risk—A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Underlying Funds and their shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
¢	Real Estate Industry Risk—The Real Estate Securities and International Real Estate Securities Funds are subject to certain risks associated with real estate in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.
¢	REIT Risk—The International Real Estate Securities Fund, Real Estate Securities Fund and Commodity Strategy Fund invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable a fund to effect sales at an advantageous time or without a substantial drop in price.
¢	Short Selling Risk—An Underlying Fund may engage in short selling. Short selling involves leverage of an Underlying Fund’s assets and presents various risks. In order to establish a short position in a financial instrument, an Underlying Fund must first borrow the instrument from a lender, such as a broker or other institution. An Underlying Fund may not always be able to borrow an instrument at a particular time or at an acceptable price. Thus, there is risk that such Underlying Fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons. After selling a borrowed financial instrument, an Underlying Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. An Underlying Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time that Underlying Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, that Underlying Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed financial instrument declines before the short position is covered, an Underlying Fund may realize a gain. An Underlying Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

RISKS OF THE UNDERLYING FUNDS

While an Underlying Fund has an open short position, it is subject to the risk that the financial instrument’s lender will terminate the loan at a time when such Underlying Fund is unable to borrow the same instrument from another lender. If this happens, that Underlying Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. An Underlying Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow a financial instrument, an Underlying Fund may be required to pay a premium. An Underlying Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for an Underlying Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses that Underlying Fund may be required to pay in connection with the short sale.

Until an Underlying Fund replaces a borrowed instrument, that Underlying Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Underlying Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover short sale obligations, marked-to-market daily. The requirement to segregate assets limits an Underlying Fund’s leveraging of investments and the related risk of losses from leveraging. However, such segregation may also limit the Underlying Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions during the past year. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of an Underlying Fund.

Due to local restrictions, an Underlying Fund may not be able to engage in short sales in certain foreign countries where it maintains long positions. These restrictions may limit the Underlying Fund’s ability to fully implement short selling strategies that could otherwise help that Underlying Fund pursue its investment goal.

¢	Sovereign Default Risk—Certain Underlying Funds will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates. Sovereign Risk includes the following risks:
¢	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
¢	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
¢	Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
¢	Stable NAV Risk—The risk that the Financial Square Prime Obligations Fund will not be able to maintain a NAV per share of $1.00 at all times. If it fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Financial Square Prime Obligations Fund, could be subject to increased redemption activity, which could adversely affect the Financial Square Prime Obligations Fund’s NAV. Shareholders of the Financial Square Prime Obligations Fund should not rely on or expect its investment adviser or an affiliate to purchase distressed assets from it, make capital infusions into it, enter into capital support agreements with it or take other actions to help it maintain a stable $1.00 share price.
¢

Subsidiary and Tax Risk—By investing in the Subsidiary, the Commodity Strategy Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are similar to those that are permitted to be held by the Fund. The Fund is limited in the extent to which it may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary may invest in these commodity-linked derivatives without limitation. There can be no assurance that the investment objective of the Subsidiary will be achieved. Because the Subsidiary is not registered under the Investment Company Act, it is not subject to all the investor protections thereof. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in its Prospectus and could adversely affect the Fund. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it must derive at least 90% of its gross income each taxable year from certain qualifying sources of income. The IRS has issued a private letter ruling to the Fund in which it concluded that income from certain commodity-linked notes and income derived from the Fund’s investment in the Subsidiary will constitute qualifying income. The tax treatment of the Commodity Strategy Fund’s commodity-linked investments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”) that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income for any gains and distributions made by the Fund.

Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. An Underlying Fund’s transactions in swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities and short sales.

Transactions in swaps can involve greater risks than if an Underlying Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if an Underlying Fund invests in cleared swaps. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in an Underlying Fund’s investments in swaps. In addition, a perfect correlation between a swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

¢	Tax-Managed Investment Risk—Because the investment advisers of certain Underlying Funds balance investment considerations and tax considerations, the pre-tax performance of those Underlying Funds may be lower than the performance of similar funds that are not tax-managed. This is because the investment adviser may choose not to make certain investments that may result in taxable distributions. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Underlying Funds to shareholders. A high percentage of the Underlying Fund’s NAV may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.
¢

Tax Risk—In order for the Underlying Funds to qualify as regulated investment companies under Subchapter M of the Code, each Underlying Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income from certain commodity-linked notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such private letter rulings to certain Underlying Funds. Based on such rulings, those Underlying Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. However, other Underlying Funds have not received such private letter rulings, and are not able to rely on private letter rulings to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of an Underlying Fund’s investments in a wholly owned subsidiary or commodity-linked instruments may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or the amount of the Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund. In connection with investments in commodity index-linked structured notes, certain of the Underlying Funds have obtained an opinion of counsel that the income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the income from such investments was not “qualifying income,” in which case, the Underlying Fund

RISKS OF THE UNDERLYING FUNDS

would fail to qualify as a regulated investment company (RIC) under Subchapter M of the Code if more than 10% of its gross income was derived from these investments. If an Underlying Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, the Underlying Fund’s shareholders.

¢	Treasury Inflation Protected Securities Risk—The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if an Underlying Fund purchases TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period an Underlying Fund holds a TIPS, the Underlying Fund may earn less on the security than on a conventional bond. The U.S. Treasury only began issuing TIPS in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. Although TIPS with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Portfolio
Goldman Sachs Asset Management, L.P. (“GSAM”)	Balanced Strategy
200 West Street	Growth and Income Strategy
New York, New York 10282	Growth Strategy
Equity Growth Strategy
Satellite Strategies

Except as noted below, GSAM also serves as investment adviser to each Underlying Fund.

Underlying Fund
Goldman Sachs Asset Management International	Emerging Markets Equity
(“GSAMI”)	Global Income
Christchurch Court	International Small Cap
10-15 Newgate Street
London, England EC1A 7HD

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (“SEC”) since 1990 and is an affiliate of Goldman Sachs. GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2013, GSAM, including its investment advisory affiliates, had assets under management of $807.6 billion.

Under a Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides advice as to each Portfolio’s investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed Income Funds as separate groups.

The Investment Adviser also performs the following additional services for the Portfolios:

¢	Supervises all non-advisory operations of the Portfolios
¢	Provides personnel to perform necessary executive, administrative and clerical services to the Portfolios
¢	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
¢	Maintains the records of each Portfolio
¢	Provides office space and all necessary office equipment and services

MANAGEMENT FEES AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

Portfolio	Contractual Management Fee Annual Rate	Actual Rate For the Fiscal Year Ended December 31, 2013
Balanced Strategy	0.15%	0.15%
Growth and Income Strategy	0.15%	0.15%
Growth Strategy	0.15%	0.15%
Equity Growth Strategy	0.15%	0.15%
Satellite Strategies	0.124%	0.124%

SERVICE PROVIDERS

The Investment Adviser may waive a portion of its management fee from time to time and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Portfolios for 2013 is available in the Portfolios’ semi-annual report dated June 30, 2013.

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding service and shareholder administration fees (as applicable), acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.01% of the Satellite Strategies Portfolio’s average daily net assets, and to 0.004% of all other Portfolio’s average daily net assets through at least April 30, 2015, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Portfolio’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Portfolio.

UNDERLYING FUND FEES

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares and FST Shares of each Underlying Fund in which the Portfolios may invest after applicable fee waivers and expense limitations. In addition, the following chart shows the contractual investment management fees payable to the Investment Adviser or its affiliates by the Underlying Funds (in each case as an annualized percentage of the Underlying Fund’s average daily net assets). Absent voluntary fee waivers and/or expense reimbursements, which may be discontinued in the future, consistent with the terms of any arrangements in place, the total operating expense ratios of certain Underlying Funds would be higher. The figures below are from the most recent prospectus of the respective Underlying Funds.

Underlying Fund	Management Fee		Total Net Operating Expense Ratio
Goldman Sachs Financial Square Prime Obligations		0.205%	0.18%
Goldman Sachs Short Duration Government	First $1 Billion	0.50%	0.50%
	Next $1 Billion	0.45%
	Next $3 Billion	0.43%
	Next $3 Billion	0.42%
	Over $8 Billion	0.41%
Goldman Sachs Core Fixed Income	First $1 Billion	0.40%	0.47%
	Next $1 Billion	0.36%
	Next $3 Billion	0.34%
	Next $3 Billion	0.33%
	Over $8 Billion	0.32%
Goldman Sachs Global Income	First $1 Billion	0.65%	0.69%
	Next $1 Billion	0.59%
	Next $3 Billion	0.56%
	Next $3 Billion	0.55%
	Over $8 Billion	0.54%
Goldman Sachs High Yield	First $2 Billion	0.70%	0.72%
	Next $3 Billion	0.63%
	Next $3 Billion	0.60%
	Over $8 Billion	0.59%

Goldman Sachs High Yield Floating Rate	First $1 Billion	0.60%	0.74%
	Next $1 Billion	0.54%
	Next $3 Billion	0.51%
	Next $3 Billion	0.50%
	Over $8 Billion	0.49%

Underlying Fund	Management Fee		Total Net Operating Expense Ratio
Goldman Sachs Large Cap Growth Insights	First $1 Billion	0.65%	0.55%
	Next $1 Billion	0.59%
	Next $3 Billion	0.56%
	Next $3 Billion	0.55%
	Over $8 Billion	0.54%
Goldman Sachs Large Cap Value Insights	First $1 Billion	0.60%	0.55%
	Next $1 Billion	0.54%
	Next $3 Billion	0.51%
	Next $3 Billion	0.50%
	Over $8 Billion	0.49%
Goldman Sachs Small Cap Equity Insights	First $1 Billion	0.85%	0.86%
	Next $1 Billion	0.85%
	Next $3 Billion	0.77%
	Next $3 Billion	0.73%
	Over $8 Billion	0.72%
Goldman Sachs Strategic Growth	First $1 Billion	1.00%	0.75%
	Next $1 Billion	0.90%
	Next $3 Billion	0.86%
	Next $3 Billion	0.84%
	Over $8 Billion	0.82%
Goldman Sachs Large Cap Value	First $1 Billion	0.75%	0.79%
	Next $1 Billion	0.68%
	Next $3 Billion	0.65%
	Next $3 Billion	0.64%
	Over $8 Billion	0.63%
Goldman Sachs Emerging Markets Debt	First $2 Billion	0.80%	0.89%
	Next $3 Billion	0.72%
	Next $3 Billion	0.68%
	Over $8 Billion	0.67%
Goldman Sachs Emerging Markets Equity	First $2 Billion	1.20%	1.36%
	Next $3 Billion	1.08%
	Next $3 Billion	1.03%
	Over $8 Billion	1.01%
Goldman Sachs Real Estate Securities	First $1 Billion	1.00%	0.99%
	Next $1 Billion	0.90%
	Next $3 Billion	0.86%
	Next $3 Billion	0.84%
	Over $8 Billion	0.82%

Goldman Sachs International Real Estate Securities	First $2 Billion	1.05%	1.05%
	Next $3 Billion	0.95%
	Next $3 Billion	0.90%
	Over $8 Billion	0.88%
Goldman Sachs Commodity Strategy	First $2 Billion	0.50%	0.64%
	Next $3 Billion	0.45%
	Next $3 Billion	0.43%
	Over $8 Billion	0.42%
Goldman Sachs Dynamic Allocation	First $1 Billion	0.90%	1.01%
	Next $1 Billion	0.81%
	Next $3 Billion	0.77%
	Next $3 Billion	0.75%
	Over $8 Billion	0.74%
Goldman Sachs Emerging Markets Equity Insights	First $1 Billion	1.00%	1.18%
	Next $1 Billion	1.00%
	Next $3 Billion	0.90%
	Next $3 Billion	0.86%
	Over $8 Billion	0.84%

SERVICE PROVIDERS

Underlying Fund	Management Fee		Total Net Operating Expense Ratio
Goldman Sachs International Equity Insights	First $1 Billion	0.85%	0.88%
	Next $1 Billion	0.77%
	Next $3 Billion	0.73%
	Next $3 Billion	0.72%
	Over $8 Billion	0.71%
Goldman Sachs International Small Cap	First $2 Billion	1.10%	1.15%
	Next $3 Billion	0.99%
	Next $3 Billion	0.94%
	Over $8 Billion	0.92%
Goldman Sachs Local Emerging Markets Debt	First $2 Billion	0.90%	0.91%
	Next $3 Billion	0.81%
	Next $3 Billion	0.77%
	Over $8 Billion	0.75%
Goldman Sachs International Small Cap Insights	First $1 Billion	0.85%	0.90%
	Next $1 Billion	0.85%
	Next $3 Billion	0.77%
	Next $3 Billion	0.73%
	Over $8 Billion	0.72%
Goldman Sachs Managed Futures Strategy Fund	First $1 Billion	1.00%	1.00%
	Next $1 Billion	0.90%
	Next $3 Billion	0.86%
	Next $3 Billion	0.84%
	Next $8 Billion	0.82%
Goldman Sachs Strategic Income Fund	First $1 Billion	0.60%	0.56%
	Next $1 Billion	0.54%
	Next $3 Billion	0.51%
	Next $3 Billion	0.50%
	Next $8 Billion	0.49%

PORTFOLIO MANAGERS

Quantitative Investment Strategies (“QIS”) Team

The QIS team manages exposure to stock, bond, currency and commodities markets. The team develops quantitative models and processes in an effort to build unique investment solutions that seek to manage exposure to a wide variety of risks. These proprietary models, which are continually refined, are developed in a highly academic, innovative team environment. The QIS team’s proprietary research on these models is dynamic and ongoing, with new strategies continually under development.

¢	QIS employs a globally-integrated team of over 75 professionals, with an additional 60+ professionals dedicated to trading, information technology and the development of analytical tools.
¢	Disciplined, quantitative models are used to determine allocations to the world’s stock, bond, currency and commodity markets
¢	Theory and economic intuition guide the investment process

Name and Title	Years Primarily Responsible Since	Five Year Employment History
William Fallon, Ph.D. Managing Director, Chief Investment Officer of Macro Alpha Strategies	2009	Mr. Fallon joined the Investment Adviser as a member of the QIS team in 1998. He is the Chief Investment Officer of Macro Alpha Strategies within GSAM’s QIS team.
Steve Jeneste, CFA Managing Director	2011	Mr. Jeneste joined the Investment Adviser as a member of the QIS team in 1998. He is a Senior Portfolio Manager on the QIS Macro Alpha Strategies team.
Nicholas Chan, CFA Vice President, Portfolio Manager Quantitative Investment Strategies team	2006	Mr. Chan joined the Investment Adviser as a member of the QIS team in 2000. He is a member of the Client Portfolio Management team and is also a Portfolio Manager for the Asset Allocation Portfolios.

William Fallon, Ph.D., Managing Director, Chief Investment Officer of Macro Alpha Strategies is ultimately responsible for the Funds’ investment process. Nicholas Chan, CFA and Steve Jeneste, CFA, co-manage the implementation and execution process with Mr. Fallon. Mr. Chan has participated in the Portfolios’ management since 2006, and Mr. Jeneste has participated in the Portfolios’ management since 2011. The strategic and tactical allocations of the Portfolios are model-driven and generated by a computer-powered optimizer. The portfolio management team collectively decides on constraints and adjustments to the trades generated by the quantitative models.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolios, see the SAI.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Portfolio’s shares. Goldman Sachs, 71 S. Wacker Drive, Suite 500, Chicago, IL 60606, also serves as each Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to Institutional and Service Shares and 0.19% of average daily net assets with respect to Class A, Class B, Class C, Class IR and Class R Shares.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets in which the Underlying Funds directly and indirectly invests. Thus, it is likely that the Underlying Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Underlying Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Underlying Fund performance, and Goldman Sachs would still receive significant compensation from the Underlying Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that an Underlying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, an Underlying Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Underlying Funds’ investment adviser takes a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Underlying

SERVICE PROVIDERS

Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Underlying Funds. An Underlying Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Underlying Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Underlying Funds or who engage in transactions with or for the Underlying Funds. For more information about conflicts of interest, see the SAI.

Under a securities lending program approved by the Underlying Funds’ Board of Trustees, the Underlying Funds may retain an affiliate of the Investment Adviser to serve as a securities lending agent for each Underlying Fund to the extent that the Underlying Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Underlying Funds, including a fee based on the returns earned on the Underlying Funds’ investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent. In addition, the Underlying Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Underlying Funds’ portfolio investment transactions in accordance with applicable law.

Distributions

Each Portfolio pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:

¢	Cash
¢	Additional shares of the same class of the same Portfolio
¢	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable Fund. If cash distributions are elected with respect to a Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s distributions.

The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.

Distributions from net investment income and distributions from net capital gains are declared and paid as follows:

Portfolio	Investment Income Distributions	Capital Gains Distributions
Balanced Strategy	Quarterly	Annually
Growth and Income Strategy	Quarterly	Annually
Growth Strategy	Annually	Annually
Equity Growth Strategy	Annually	Annually
Satellite Strategies	Quarterly	Annually

From time to time a portion of a Portfolio’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of a Portfolio’s net investment income for the period calculated in accordance with GAAP accounting practice.

When you purchase shares of a Portfolio, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Portfolio. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Portfolios’ shares.

HOW TO BUY SHARES

Shares Offering

Shares of the Portfolios are continuously offered through the Distributor. In addition, certain Authorized Institutions designated by the Portfolios may be authorized to accept, on behalf of a Portfolio, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Portfolios, may designate other financial intermediaries to accept such orders.

The Portfolios and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Portfolios?

You may purchase shares of the Portfolios through certain Authorized Institutions. In order to make an initial investment in a Portfolio you must furnish to your Authorized Institution the information in the account application.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Institution to discuss which share class option is right for you.

Note: Authorized Institutions may receive different compensation for selling different class shares.

To open an account, contact your Authorized Institution. Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

For purchases by check, the Portfolios will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Portfolio may accept cashier’s checks or official bank checks.

Class IR and Class R Shares are not sold directly to the public. Instead, Class IR and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, nonqualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Such an Employee Benefit Plan must purchase Class IR or Class R Shares through a plan level or omnibus account. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Authorized Institution and that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class IR and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Class IR Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program.

Employee Benefit Plans generally may open an account and purchase Class IR and/or Class R Shares through Authorized Institutions, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Class IR and/or Class R Shares may not be available through certain Authorized Institutions. Additional shares may be purchased through an Employee Benefit Plan’s administrator or record-keeper.

Class B Shares of the Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Equity Growth Strategy Portfolio are generally no longer available for purchase by current or prospective investors. Please see “What Should I Know About Class B Shares?” for additional information.

What Is My Minimum Investment In The Portfolios?

For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through Authorized Institutions who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Authorized Institution purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

No minimum amount is required for initial purchases in Class IR and Class R Shares or additional investments in Institutional, Service, Class IR or Class R Shares.

There are no minimum purchase or account (minimum) requirements with respect to Service Shares. An Authorized Institution may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. An Authorized Institution may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including Goldman Sachs Trust (the “Trust”)) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Authorized Institution or the Portfolios’ Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Authorized Institution?

If shares of a Portfolio are held in an account maintained and serviced by your Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by a Portfolio and its Transfer Agent. Since the Portfolios will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Authorized Institution to an account with another Authorized Institution involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

SHAREHOLDER GUIDE

Certain Authorized Institutions may provide the following services in connection with their customers’ investments in Service Shares:

¢	Personal and account maintenance services
¢	Provide facilities to answer inquiries and respond to correspondence
¢	Act as liaison between the Authorized Institution’s customers and the Trust
¢	Assist customers in completing application forms, selecting dividend and other options, and similar services
¢	Shareholder administration services
¢	Act, directly or through an agent, as the sole shareholder of record
¢	Maintain account records for customers
¢	Process orders to purchase, redeem and exchange shares for customers
¢	Process payments for customers

Certain Authorized Institutions may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

¢	A Portfolio will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Institution on a business day, and the order will be priced at the Portfolio’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
¢	Authorized Institutions are responsible for transmitting accepted orders to the Portfolios within the time period agreed upon by them.

You should contact your Authorized Institution to learn whether it is authorized to accept orders for the Trust.

Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Portfolios and other Goldman Sachs Portfolios. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Portfolios. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in this Prospectus. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Portfolios and other Goldman Sachs Funds, which may consist of payments relating to the Portfolios’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Authorized Institutions; access to the Authorized Institutions’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Portfolios and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates which are in addition to the fees paid for these services by the Portfolios, may also compensate Authorized Institutions for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Authorized Institution may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Authorized Institution may differ for different Authorized Institutions. The presence of these payments, receipt of these services and the basis on which an Authorized Institution compensates its registered representatives or salespersons may create an incentive for a particular Authorized Institution, registered representative or salesperson to highlight, feature or recommend Portfolios based, at least in part, on the level of compensation paid. You should contact your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.

What Else Should I Know About Share Purchases?

The Trust reserves the right to:

¢	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
¢	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Portfolio is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Portfolio.
¢	Close a Portfolio to new investors from time to time and reopen any such Portfolio whenever it is deemed appropriate by such Portfolio’s Investment Adviser.
¢	Provide for, modify or waive the minimum investment requirements.
¢	Modify the manner in which shares are offered.
¢	Modify the sales charge rate applicable to future purchases of shares.

Shares of the Portfolios are only registered for sale in the United States and certain of its territories. Generally, shares of the Portfolios will only be offered or sold to “U.S. persons,” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended.

The Portfolios may allow you to purchase shares with securities instead of cash if consistent with a Portfolio’s investment policies and operations and if approved by the Portfolio’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Portfolio) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program.  Federal law requires the Portfolios to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Portfolios. Applications without the required information may not be accepted by the Portfolios. Throughout the life of your account, the Portfolios may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Portfolios reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Portfolios; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Portfolios are unable to verify an investor’s identity or obtain all required information. The Portfolios and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the Customer Identification Program.

How Are Shares Priced?

The price you pay when you buy shares is a Portfolio’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Portfolio receives your order in proper form. The price you receive when you sell shares is a Portfolio’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs) after the Portfolio receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Portfolio’s investments for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be

SHAREHOLDER GUIDE

determined in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Cases where there is no clear indication of the value of the Portfolios’ investments include, among others, situations where a security or other asset or liability does not have a price source.

To the extent an Underlying Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Underlying Fund, the Underlying Fund will price that security at the most recent closing price for that security on its principal exchange.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Portfolio shares. However, it involves the risk that the values used by the Portfolios to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other open-end registered investment companies, such as the Underlying Funds, excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

¢	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close.
¢	On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, each Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If a Portfolio does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given the next business day.
¢	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
¢	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Portfolio’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days a Portfolio is closed. As a result, if a Portfolio holds an Underlying Fund that holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Portfolio shares.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?

The offering price of Class A Shares of each Portfolio is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Institutions for Class A Shares of the Portfolios are as follows:

Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price		Sales Charge as Percentage of Net Amount Invested		Maximum Dealer Allowance as Percentage of Offering Price*
Less than $50,000	5.50%		5.82%		5.00%
$50,000 up to (but less than) $100,000	4.75		4.99		4.00
$100,000 up to (but less than) $250,000	3.75		3.90		3.00
$250,000 up to (but less than) $500,000	2.75		2.83		2.25
$500,000 up to (but less than) $1 million	2.00		2.04		1.75
$1 million or more	0.00	**	0.00	**	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need to Know About Class A Shares’ CDSC?” below.
***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Portfolios equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit), the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases by Employee Benefit Plans investing in the Portfolios which satisfy the criteria set forth below in “When Are Class A Shares Not Subject to A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Institution must notify the Portfolios’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Portfolios or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Authorized Institutions; or

(ii)	Information or records regarding shares of the Portfolios or other Goldman Sachs Funds held at any Authorized Institution by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?

Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Institution agrees to with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

SHAREHOLDER GUIDE

When Are Class A Shares Not Subject To A Sales Load?

Class A Shares of the Portfolios may be sold at NAV without payment of any sales charge to the following individuals and entities:

¢	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
¢	Qualified employee benefit plans of Goldman Sachs;
¢	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
¢	Any employee or registered representative of any Authorized Institution or their respective spouses, children and parents;
¢	Banks, trust companies or other types of depository institutions;
¢	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Portfolio;
¢	Employee Benefit Plans, where such Plans purchase Class A Shares through a plan level or omnibus account;
¢	Investors who purchase Class A Shares through an omnibus account sponsored by an Authorized Institution that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
¢	Insurance company separate accounts that make the Portfolios available as underlying investments in certain group annuity contracts;
¢	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
¢	Investment advisers investing for accounts for which they receive asset-based fees;
¢	Accounts over which GSAM or its advisory affiliates have investment discretion;
¢	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
¢	State sponsored 529 college savings plans; or
¢	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your account application and notify your Authorized Institution and the Portfolios if you no longer are eligible for the exemption.

A Portfolio will grant you an exemption subject to confirmation of your eligibility by your Authorized Institution. You may be charged a fee by your Authorized Institution.

How Can The Sales Charge On Class A Shares Be Reduced?

¢	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Portfolio’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at an Authorized Institution other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Portfolios and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Portfolios and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Portfolios’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

¢	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Authorized Institution) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS B SHARES

What Should I Know About Class B Shares?

Effective November 2, 2009 (the “Effective Date”), Class B Shares of the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Equity Growth Strategy Portfolios may no longer be purchased by new or existing shareholders, except as discussed below. Shareholders who invested in Class B Shares prior to the Effective Date may continue to hold their Class B Shares until they convert automatically to Class A Shares, as described in this Prospectus. Shareholders of Class B Shares may continue to reinvest dividends and capital gains into their accounts. After the Effective Date, shareholders of Class B Shares with automatic investment plans into Class B Shares are no longer able to make automatic investments into Class B Shares. Shareholders of Class B Shares may also exchange their Class B Shares for shares of certain other Goldman Sachs Funds. Otherwise, additional purchase requests for the Portfolios’ Class B Shares received by the Portfolios after the Effective Date will be rejected.

Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

Year Since Purchase	CDSC as a Percentage of Dollar Amount Subject to CDSC
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Portfolios in connection with the sale of Class B Shares, including the payment of compensation to Authorized Institutions. An amount equal to 4% of the amount invested is normally paid by the Distributor to Authorized Institutions.

What Should I Know About The Automatic Conversion Of Class B Shares?

Class B Shares of a Portfolio will automatically convert into Class A Shares of the same Portfolio on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date.

SHAREHOLDER GUIDE

If you acquire Class B Shares of a Portfolio by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Portfolio based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Portfolios are advised that such conversions may constitute taxable events for federal tax purposes, which the Portfolios believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?

You may purchase Class C Shares of the Portfolios at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Portfolios in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. A commission to 1% of the amount invested is normally paid by the Distributor to Authorized Institutions.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

¢	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
¢	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
¢	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
¢	When counting the number of months since a purchase of Class A, Class B or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
¢	To keep your CDSC as low as possible, each time you place a request to sell shares, the Portfolios will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?

The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

¢	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
¢	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
¢	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
¢	Excess contributions distributed from an Employee Benefit Plan;
¢	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
¢	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
¢	Satisfying the minimum distribution requirements of the Code;
¢	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;

¢	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
¢	A systematic withdrawal plan. The Portfolios reserve the right to limit such redemptions, on an annual basis, to 12% of the value of your Class B and C Shares and 10% of the value of your Class A Shares;
¢	Redemptions or exchanges of Portfolio shares held through an Employee Benefit Plan using the Portfolio as part of a qualified default investment alternative or “QDIA;” or
¢	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.

HOW TO SELL SHARES

How Can I Sell Shares Of The Portfolios?

Generally, Shares may be sold (redeemed) through your Authorized Institution. Customers of an Authorized Institution will normally give their redemption instructions to the Authorized Institution, and the Authorized Institution will, in turn, place redemption orders with the Portfolios. Redemptions may be requested by electronic trading platform (through your Authorized Institution), in writing or by telephone (unless the Authorized Institution opts out of the telephone redemption privilege on the account application). Each Portfolio will generally redeem its Shares upon request on any business day the Portfolio is open at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Portfolios as described under “How to Buy Shares—Shares Offering.” A Portfolio may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions. Other restrictions may apply in these situations.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

A Medallion signature guarantee may be required if:

¢	A request is made in writing to redeem Class A, Class B, Class C, Class R and Class IR Shares in an amount over $50,000 via check;
¢	You would like the redemption proceeds sent to an address that is not your address of record; or
¢	You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?

The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Authorized Institutions may submit redemption requests by telephone. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

¢	Telephone requests are recorded.
¢	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

SHAREHOLDER GUIDE

¢	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
¢	The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Authorized Institution. If your Shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
¢	The telephone redemption option may be modified or terminated at any time without prior notice.
¢	A Portfolio may redeem via check up to $50,000 in Class A, Class B, Class C, Class IR and Class R Shares requested via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?

By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring redemption proceeds:

¢	Redemption proceeds will normally be paid on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
¢	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”). Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Portfolio or the fair determination of the value of a Portfolio’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
¢	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Portfolio will pay you when your check or ACH has cleared, which may take up to 15 days.
¢	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
¢	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
¢	None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or such financial intermediary.

By Check:  You may elect to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check or ACH, the Portfolio will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

¢	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
¢	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests. Authorized Institutions may set times by which they must receive redemption requests. Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

¢	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that the Portfolio is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.

¢	Redeem your shares if your account balance is below the required Portfolio minimum. A Portfolio will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. A Portfolio will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Portfolio in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
¢	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
¢	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
¢	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
¢	Charge an additional fee in the event a redemption is made via wire transfer.

None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?

You may redeem shares of a Portfolio and reinvest a portion or all of the redemption proceeds in the same share class of any Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.

You may reinvest redemption proceeds as follows:

¢	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
¢	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
¢	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Portfolio To Another Goldman Sachs Fund?

You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less, subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of a Portfolio for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

¢	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
¢	Currently, the Portfolios do not impose any charge for exchanges, although the Portfolios may impose a charge in the future.

SHAREHOLDER GUIDE

¢	The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Portfolio held at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee). However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.
¢	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares and will not be affected by a subsequent exchange.
¢	Eligible investors may exchange certain classes of shares for another class of shares of the same Portfolio. For further information, contact your Authorized Institution.
¢	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Portfolio. This requirement may be waived at the discretion of the Trust. Exchanges into a Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Portfolio account is exchanged.
¢	Exchanges are available only in states where exchanges may be legally made.
¢	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
¢	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
¢	Normally, a telephone exchange will be made only to an identically registered account.
¢	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
¢	Exchanges into a Portfolio from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

Exchanges into the Fund from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?

You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available at www.gsamfunds.com and from your Authorized Institution, or you may check the appropriate box on the account application.

Can My Distributions From A Portfolio Be Invested In Other Goldman Sachs Funds?

You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

¢	Shares will be purchased at NAV.
¢	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
¢	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
¢	You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
¢	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of Class A, Class B or Class C Shares of a Portfolio for shares of the same class of other Goldman Sachs Funds.

¢	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
¢	You may elect to exchange into an identically registered account or similarly registered account provided that at least one name on the account is registered identically.
¢	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
¢	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
¢	Minimum dollar amount: $50 per month.
¢	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
¢	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
¢	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Have Systematic Withdrawals Made On A Regular Basis?

You may redeem from your Class A, Class B or Class C Share account systematically via check or ACH transfer in any amount of $50 or more.

¢	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
¢	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
¢	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.

The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and Class C Shares and 10% of the value of your Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?

Authorized Institutions are responsible for providing any communication from a Portfolio to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class B, Class C, Class IR or Class R Shares and a monthly account statement if you invest in Service or Institutional Shares. If your account is held through your Authorized Institution, you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Authorized Institution or Goldman Sachs Funds at the appropriate phone number found on the back cover of this Prospectus. A Portfolio will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

DISTRIBUTION AND SERVICE FEES

What Are The Different Distribution And/Or Service Fees Paid By The Portfolio’s Shares?

The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs and Authorized Institutions. Authorized Institutions seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Portfolios. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

SHAREHOLDER GUIDE

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Portfolio for distribution services equal, on an annual basis, to 0.25%, 0.75%, 0.75% and 0.50%, of each applicable Portfolio’s average daily net assets attributed to Class A, Class B, Class C and Class R Shares, respectively. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

¢	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;
¢	Commissions paid to Authorized Institutions;
¢	Allocable overhead;
¢	Telephone and travel expenses;
¢	Interest and other costs associated with the financing of such compensation and expenses;
¢	Printing of prospectuses for prospective shareholders;
¢	Preparation and distribution of sales literature or advertising of any type; and
¢	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B, Class C and Class R Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% and 0.50% distribution fees for the Class A and Class R Shares, respectively, as ongoing commissions to Authorized Institutions immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.

CLASS B AND CLASS C PERSONAL AND ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Class B and Class C Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each applicable Portfolio’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Portfolios. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

SERVICE SHARES SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

The Trust, on behalf of the Portfolios, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Authorized Institutions are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Portfolio that are attributable to or held in the name of Goldman Sachs or an Authorized Institution for its customers.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.  In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Portfolio shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Portfolio. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain other Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses. As a further deterrent to excessive trading, many foreign equity securities held by the Underlying Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in a Portfolio is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into a Portfolio followed or preceded by a redemption or exchange out of the same Portfolio. If a Portfolio detects that a shareholder has completed two or more round trip transactions in a single Portfolio within a rolling 90-day period, the Portfolio may reject or restrict subsequent purchase or exchange orders by that shareholder permanently.

In addition, a Portfolio may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Portfolio detects other trading activity that is deemed to be disruptive to the management of the Portfolio or otherwise harmful to the Portfolio. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in a Portfolio pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Portfolio that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by Authorized Institutions, such as broker-dealers, investment advisers and insurance companies. In addition, Portfolio shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Portfolios with a net purchase or redemption request on any given day where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Portfolios on a regular basis. A number of these Authorized Institutions may not have the capability or may not be willing to apply the Portfolios’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Portfolio’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these Authorized Institutions may charge the Portfolio a fee for providing certain shareholder information requested as part of the Portfolio’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Portfolios and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Portfolio shares by an Authorized Institution or by certain customers of the Authorized Institution. Authorized Institutions may also monitor their customers’ trading activities in the Portfolios. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Portfolios. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in the Portfolios will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolios. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

DISTRIBUTIONS

Each Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Portfolios are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios’ distributions attributable to net investment income and short-term capital gains are distributions taxable to you as ordinary income, while distributions on long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Portfolio shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum individual rate applicable to long-term capital gains is 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Portfolio distributions to noncorporate shareholders attributable to dividends received by the Portfolios directly or through the Underlying Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. For these lower rates to apply, noncorporate shareholders must own their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio’s ex-dividend date. The amount of a Portfolio’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a high portfolio turnover rate.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Portfolios’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The REIT investments of the underlying Real Estate Securities Fund and the International Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond February 15.

Each Underlying Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Portfolio may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Portfolios may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would generally allow you, subject to certain limitations, either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

The Portfolio’s investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

If you buy shares of a Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, (such as pursuant to a dividend reinvestment in shares of that Portfolio). If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or taxpayer identification Number on your account application. By law, each Portfolio must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so.

Non-U.S. investors are generally subject to U.S. withholding and may be subject to estate tax. However, withholding is generally not required on properly designated distributions made to non-U.S. investors of long-term capital gains, or, for distributions in a taxable year of a Portfolio beginning before January 1, 2014 (if not extended further by Congress), of short-term capital gains and qualified interest income. Although this designation will be made for capital gain distributions, the Portfolios do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will generally be subject to withholding when paid to non-U.S. investors.

Effective July 1, 2014, the Portfolios will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Portfolios to determine whether withholding is required.

The Portfolio is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also their cost basis. Cost basis will be calculated using the Portfolio’s default method of average cost, unless you instruct the Portfolio to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of this Prospectus. If your account is held with an Authorized Institution, contact your representative with respect to reporting of cost basis and available elections for your account.

You should carefully review the cost basis information provided by the Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.

Appendix A

Additional Information on the Underlying Funds

This Appendix provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request, and in the prospectuses of the Underlying Funds.

The Underlying Equity Funds invest primarily in common stocks and other equity investments, including preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities (“equity investments”). The Underlying Fixed Income Funds invest primarily in fixed income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock. Certain Underlying Fixed Income Funds can also make substantial investments in futures contracts, swaps and other derivatives. Each Underlying Fund may also invest a percentage of its assets in other investment companies if those investments are consistent with applicable law and/or exemptive orders obtained from the Securities and Exchange Commission (“SEC”).

In recent years, certain investment markets have experienced substantial price volatility. To the extent a Portfolio’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Portfolio’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

The Financial Square Prime Obligations Fund, and Short-Duration Government Fund invest in U.S. Government Securities, related repurchase agreements and certain derivative instruments, and none of these Underlying Funds invest in foreign securities. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

A. General Risks of the Underlying Funds

The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity investments. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. In recent years, stock markets have experienced substantial price volatility.

An investment in REITs by an Underlying Fund involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

The Underlying Fixed Income Funds will be subject to the risks associated with fixed income securities. These risks include interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

A rising interest rate environment could cause the value of an Underlying Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Underlying Fund’s ability to achieve its investment objective.

Certain Underlying Funds may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of comparable credit quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

Certain Underlying Funds will be subject to the risk related to exposure to the commodities markets. Exposure to the commodities markets may subject the Underlying Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

To the extent a Portfolio’s or an Underlying Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Portfolio’s or Underlying Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

An Underlying Fund’s investment adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for an Underlying Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Portfolio’s historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Underlying Fund’s investment objective, you should consider whether the Underlying Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Risks of the Underlying Funds

Risks of Investing in Mid-Capitalization and Small-Capitalization Companies.   Certain Underlying Funds may, to the extent consistent with their investment policies, invest in mid- and small-capitalization companies. Investments in mid- and small-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies include “unseasoned” issuers that do not have an

APPENDIX A

established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in mid- and small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Writing Index and Related ETF Call Options.  When certain Underlying Funds write (sell) index or related ETF call options, they forego the opportunity to benefit from an increase in the value of the index or related ETF above the exercise price (plus the premium received) of the option, but continue to bear the risk of a decline in the value of the index or related ETF. As the seller of the index or related ETF call options, the Underlying Fund receives cash (the “premium”) from the purchaser. Depending upon the type of call option, the purchaser of an index or related ETF call option either (i) has the right to any appreciation in the value of the index or related ETF over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the index or related ETF over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Underlying Fund retains the premium. If the purchaser exercises the option, the Underlying Fund pays the purchaser the difference between the price of the index or related ETF and the exercise price of the option. The premium, the exercise price and the market value of the index or related ETF determine the gain or loss realized by the Underlying Fund as the seller of the index or related ETF call option. Certain Underlying Funds can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the fund.

Risks of Foreign Investments.  In general, certain of the Underlying Funds will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect an Underlying Fund’s foreign holdings or exposures.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by an Underlying Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When an Underlying Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.

Concentration of an Underlying Fund’s assets in one or a few countries and currencies will subject an Underlying Fund to greater risks than if an Underlying Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Foreign Custody Risk.  An Underlying Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Underlying Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on an Underlying Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Risks of Emerging Countries.  Certain Underlying Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), an Underlying Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or

APPENDIX A

labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.

An Underlying Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Underlying Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

An Underlying Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Underlying Funds’ currency exposure in emerging countries may not be covered by those techniques.

Risks of Derivative Investments.  The Underlying Funds may invest in derivative instruments including without limitation, options, futures, options on futures, forwards, participatory notes, swaps, structured securities and derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to an investment adviser for those purposes. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, an investment adviser’s attempts to hedge portfolio risk through the use of derivative instruments may not be successful, and the investment adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes presents even greater risk of loss.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Risks of Investments in Central and South America.  A significant portion of the Emerging Markets Debt Fund’s portfolio and the Local Emerging Markets Debt Fund’s portfolio may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of the foregoing risk factors could have an adverse impact on these Underlying Fund’s investments in Central and South America.

Risks of Illiquid Securities.  The Underlying Funds may invest up to 15% (5% in the case of the Financial Square Prime Obligations Fund) of their net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities in which some or all of the Underlying Funds may invest include:

¢	Both domestic and foreign securities that are not readily marketable
¢	Certain municipal leases and participation interests
¢	Certain stripped mortgage-backed securities
¢	Repurchase agreements and time deposits with a notice or demand period of more than seven days
¢	Certain over-the-counter options
¢	Certain structured securities and swap transactions
¢	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of an Underlying Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by an Underlying Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the instruments.

If one or more securities in an Underlying Fund’s portfolio become illiquid, the Underlying Fund may exceed its 15 percent limitation in illiquid securities. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of an Underlying Fund’s net assets, the Underlying Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force an Underlying Fund to liquidate any portfolio instrument where the Underlying Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of an Underlying Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

APPENDIX A

Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, an Underlying Fund may continue to hold the security if its investment adviser believes it is in the best interest of the Underlying Fund and its shareholders.

Equity Investments by Certain Underlying Fixed Income Funds.  After its purchase, a portfolio investment held by certain Underlying Fixed Income Funds (such as a convertible debt obligation) may convert to an equity security. Alternatively, certain Underlying Fixed Income Funds may acquire equity securities in connection with a restructuring event related to one or more of its investments. If this occurs, the Underlying Fund may continue to hold the investment if the Underlying Fund’s investment adviser believes it is in the best interest of the Underlying Fund and its shareholders.

Credit/Default Risks.  Debt securities purchased by the Underlying Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI, which is available upon request.

Certain Underlying Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, an Underlying Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, the Underlying Funds rely only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by the Underlying Funds If they are determined by the Investment Adviser to be of a credit quality consistent with the Underlying Fund’s credit rating requirement.

Debt securities rated BBB– or higher by Standard & Poor’s or Baa3 or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. For the purpose of determining compliance with any credit rating requirements, the Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. Therefore, a security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the investment adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies an Underlying Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of the security. If a downgrade occurs, the Underlying Fund’s investment adviser will consider which action, including the sale of the security, is in the best interest of the Underlying Fund and its shareholders.

Certain Underlying Funds may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings.  Certain Underlying Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, an Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of an Underlying Fund’s portfolio and may lead to increased expenses to an Underlying Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that an Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Non-Diversification and Geographic and Sector Risks.  The International Real Estate Securities Fund, Real Estate Securities Fund, Local Emerging Markets Debt Fund, Commodity Strategy Fund, Global Income Fund and Emerging Markets Debt Fund are each registered as a “non-diversified” fund under the Act and are, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund and Emerging Markets Debt Fund, and certain other Underlying Funds, may invest a significant portion of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Risks of Sovereign Debt.  Investment in sovereign debt obligations by an Underlying Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Risks of Structured Investment Vehicles.  Certain Underlying Funds may invest in structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Temporary Investment Risks.  Each Underlying Fund may, for temporary defensive purposes, invest a substantial portion, and in some cases all, of its total assets in:

¢	U.S. Government Securities
¢	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
¢	Certificates of deposit
¢	Bankers’ acceptances
¢	Repurchase agreements
¢	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
¢	ETFs
¢	Other investment companies
¢	Cash items

When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

Risks of Equity Swap Transactions. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

APPENDIX A

Equity swaps may be structured in different ways. For example, when an Underlying Fund takes a long position, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Underlying Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Underlying Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Underlying Fund on the notional amount. In other cases, when an Underlying Fund takes a short position, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Underlying Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Underlying Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Underlying Fund’s accrued obligations under the swap.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, or the creditworthiness of the counterparty, an Underlying Fund may suffer a loss, which may be substantial.

Risks of Large Shareholder Redemptions.  Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of an Underlying Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in an Underlying Fund may impact the Underlying Fund’s liquidity and NAV. These redemptions may also force an Underlying Fund to sell securities, which may negatively impact the Underlying Fund’s brokerage and tax costs.

Risks of Short Selling.  Certain Underlying Funds may engage in short selling. In these transactions, an Underlying Fund sells a financial instrument it does not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Underlying Fund is obligated to replace the financial instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Underlying Fund, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

An Underlying Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Underlying Fund purposes. Because cash proceeds are Underlying Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require an Underlying Fund to post as collateral other securities that it owns. If the Underlying Fund reinvests the cash proceeds, the Underlying Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Underlying Fund might be required to liquidate long and short positions at times that may be disadvantageous to the Underlying Fund. Certain Underlying Funds may also make short sales against the box, in which an Underlying Fund enters into a short sale of a financial instrument which it owns or has the right to obtain at no additional cost.

Risks of Exchange-Traded Notes.  The Managed Futures Strategy Fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities issued by a sponsoring financial institution. The returns on an ETN are linked to the performance of particular securities, market indices, or strategies, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors may also hold an ETN until maturity. At maturity, the issuer of an ETN pays to the investor a cash amount equal to the principal amount, subject to application of the relevant securities, index or strategy factor. Similar to other debt securities, ETNs have a maturity date and are backed only by the credit of the sponsoring institution. ETNs are subject to credit risk. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the underlying assets. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. The timing and character of income and gains from ETNs may be affected by future legislation.

C. Investment Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks.

An Underlying Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Underlying Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities.  Each Underlying Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be willing or able to repay the principal or interest when due or will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Stable NAV Risk.  The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share. Stable NAV Risk is the risk that the Financial Square Prime Obligations Fund will not be able to maintain a NAV per share of $1.00 at all times. Shareholders of the Financial Square Prime Obligations Fund, such as a Portfolio, should not rely on or expect the Fund’s investment adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Custodial Receipts and Trust Certificates.  Each Underlying Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes an Underlying Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Underlying Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities.  Certain of the Underlying Funds may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some Mortgage-Backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on Mortgage-Backed or asset-backed securities may expose an Underlying Fund to the risk of earning a lower rate of return upon reinvestment of principal. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

APPENDIX A

Certain of the Underlying Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions).

These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multifamily and mixed residential/commercial properties. These Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no guarantee that private guarantors or insurers, if any, will meet their obligations. Mortgage-Backed Securities without insurance or guarantees may also be purchased by an Underlying Fund if they have the required rating from an NRSRO. Mortgage-Backed Securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”), and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate, and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Underlying Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

To the extent an Underlying Fund concentrates its investments in pools of Mortgage-Backed Securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Mortgage-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have been an adverse effect on the Underlying Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities.  Certain Underlying Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even where there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Municipal Securities.  Certain Underlying Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which an Underlying Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal Securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by an Underlying Fund based on investments in private activity bonds will be subject to the federal alternative minimum tax.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and an Underlying Fund’s duration. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

APPENDIX A

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration in the credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in such municipal securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Brady Bonds and Similar Instruments.  Certain Underlying Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which an Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause an Underlying Fund to suffer a loss of interest or principal on its holdings.

In addition, an Underlying Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Act. As a result, an Underlying Fund’s investment in such securities may be limited by certain investment restrictions contained in the Act.

Commercial Paper.  An Underlying Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by an Underlying Fund consists of direct U.S. dollar-denominated obligations of domestic or, in the case of certain Underlying Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations.  The Financial Square Prime Obligations Fund may invest in other short-term obligations, including master demand notes and short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A master demand note permits the investment of varying amounts by the Underlying Fund under an agreement between the Underlying Fund and an issuer. The principal amount of a master demand note may be increased from time to time by the parties (subject to specified maximums) or decreased by the Underlying Fund or the issuer. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by the Underlying Fund may be regarded as illiquid.

Corporate Debt Obligations; Bank Obligations; Trust Preferred Securities; Convertible Securities.  Certain Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or foreign corporations to pay interest and repay principal. In addition, certain Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Underlying Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Duration.  The duration of certain of the Underlying Fixed Income Funds approximates their price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, an Underlying Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and an Underlying Fund’s average maturity may lengthen beyond the investment adviser’s expectations should the expected call, refund or redemption not occur. In computing portfolio duration, an Underlying Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The investment adviser of an Underlying Fund may use futures contracts, options on futures contracts and swaps to manage the Underlying Fund’s target duration in accordance with its benchmark. An Underlying Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

The investment adviser of an Underlying Fund may use derivative instruments, among other things, to manage the duration of the Underlying Fund’s investment portfolio. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of an Underlying Fund. An Underlying Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from an Underlying Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by an Underlying Fund are taxable to its shareholders.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from an Underlying Fund’s investment adviser’s expectations may produce significant losses in an Underlying Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, an Underlying Fund’s investment adviser’s use of derivatives may not be effective in fulfilling an Underlying Fund’s investment adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

APPENDIX A

Financial futures contracts used by an Underlying Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by an Underlying Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Underlying Funds.

Structured Securities and Inverse Floaters.  Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investment so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risks that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, an Underlying Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Structured securities may also include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of an Underlying Fund’s investment objective and policies.

Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

Floating and Variable Rate Obligations.  Certain Underlying Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. An Underlying Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.

Foreign Currency Transactions.  Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between the Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark. Certain Underlying Funds may also enter into such transactions to seek to increase total return, which presents additional risk.

Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the investment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Certain Underlying Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between an Underlying Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Underlying Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund’s NAV to fluctuate (when an Underlying Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) call and put options and purchase put and call options on any securities in which the Underlying Fund may invest or on any securities index consisting of securities in which it may invest. Certain Underlying Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of an investment adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund’s transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options.  Certain Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the prices of the individual securities, and is settled

APPENDIX A

through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on U.S. and (in the case of certain Underlying Funds) foreign exchanges.

Certain Underlying Funds may, to the extent consistent with their investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and related options and swaps present the following risks:

¢	While an Underlying Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts, options transactions or swaps.
¢	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
¢	The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
¢	Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s NAV.
¢	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
¢	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
¢	Foreign exchanges may not provide the same protection as U.S. exchanges.

Preferred Stock, Warrants and Rights.  Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Loan Participations.  Certain Underlying Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When an Underlying Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

REITs.  Each of the Real Estate Securities Fund and International Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each of these Underlying Funds will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Other Investment Companies.  Certain Underlying Funds may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. An Underlying Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help an Underlying Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and an Underlying Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, an Underlying Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Underlying Fund. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund.

Unseasoned Companies.  Certain Underlying Funds may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

APPENDIX A

Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade fixed income securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.

The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the an Underlying Fund’s ability to achieve its investment objectives may depend to a greater extent on the investment adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause an Underlying Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and an Underlying Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade fixed income securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Credit Ratings.  The Commodity Strategy Fund also has credit rating requirements for the securities it buys. The Underlying Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Underlying Fund if they are determined by its investment adviser to be of comparable quality. A security satisfies the Underlying Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Underlying Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Underlying Fund to be lower than that stated in its prospectus. Furthermore, during this period, the investment adviser will only buy securities at or above the Underlying Fund’s average rating requirement. If a downgrade occurs, the investment adviser will consider what action, including the sale of such security, is in the best interests of the Underlying Fund and its shareholders.

Certain Underlying Funds may invest in credit default swaps, which are derivative instruments. When the Underlying Fund sells a credit default swap (commonly known as selling protection), the Underlying Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) if the security defaults. The Underlying Fund will be the seller of a credit default swap only when the credit of the security is deemed by the investment adviser to meet the Underlying Fund’s minimum credit criteria at the time the swap is first entered into.

Commodity-Linked Derivative Instruments.  Certain Underlying Funds may invest in commodity-linked derivative instruments such as commodity-linked structured notes, commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. The Underlying Fund will not directly invest in commodities. The Underlying Fund invests in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Underlying Fund economically to movements in commodity prices.

Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Underlying Fund’s investment adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked derivative instruments have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Under favorable economic conditions, the Underlying Fund’s investments in commodity-linked derivative instruments may be expected to underperform an investment in traditional securities. Over the long term, the returns on such investments are expected to exhibit low or negative correlation with stocks and bonds.

Equity Swaps.  Certain Underlying Funds may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by an Underlying Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.

The value of swaps can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, or the creditworthiness of the counterparty, an Underlying Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, swaps may be illiquid and an Underlying Fund may be unable to terminate its obligations when desired.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

When-Issued Securities and Forward Commitments.  Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to

APPENDIX A

be an advantageous price or yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, an Underlying Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” its obligations.

Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The collateral may consist of any type of security in which the Underlying Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

If the other party or “seller” defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Underlying Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities.  Certain Underlying Funds may engage in securities lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by an Underlying Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed either 33 1⁄3% or 20% (depending on the Underlying Fund’s policy) of the value of the total assets of an Underlying Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations or non-fundamental investment policies applicable to the Underlying Fund regarding investments in fixed income securities and cash equivalents.

An Underlying Fund may lend its securities to increase its income. An Underlying Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or becomes insolvent.

Short Sales Against-the-Box.  Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without the payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Mortgage Dollar Rolls.  Certain Underlying Funds may enter into “mortgage dollar rolls.” In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. The Underlying Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Borrowings and Reverse Repurchase Agreements.  Each Underlying Fund can borrow money from banks and other financial institutions, and certain Underlying Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). An Underlying Fund generally may not make additional investments if borrowings exceed 5% of its net assets. Borrowings involve leverage. If the securities held by the Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities.

Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund. An Underlying Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Index Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.  To the extent consistent with their investment policies, certain Underlying Funds may enter into some or all of the following swap transactions and option agreements, including interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, index swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Underlying Fund may also be required to pay the dollar value of that decline to the counterparty. The Underlying Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Underlying Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Underlying Funds may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when an Underlying Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or

APPENDIX A

group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Underlying Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when an Underlying Fund is a seller of a credit default swap, in addition to the credit exposure the Underlying Fund has on the other assets held in its portfolio, the Underlying Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Underlying Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. An Underlying Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by its investment adviser to meet the Underlying Fund’s minimum credit criteria at the time the swap is first entered into.

When an Underlying Fund writes (sells) credit swaps on individual securities or instruments, the Underlying Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates or in its evaluation of the creditworthiness of swap counterparties and issuers of the underlying assets, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

Currently, certain standardized swap transactions are subject to mandatory central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely.

Asset Segregation.  As investment companies registered with the SEC, the Underlying Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Underlying Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, an Underlying Fund may identify liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. The Underlying Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Underlying Funds will have the ability to employ leverage to a greater extent than if the Underlying Funds were required to identify assets equal to the full notional amount of the instrument.

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Appendix B

Financial Highlights

The financial highlights tables are intended to help you understand a Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report (available upon request).

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$10.56	$0.25	$0.61	$0.86	$(0.29)
2013 - B	10.56	0.16	0.63	0.79	(0.21)
2013 - C	10.56	0.17	0.61	0.78	(0.21)
2013 - Institutional	10.56	0.33	0.58	0.91	(0.34)
2013 - Service	10.59	0.23	0.62	0.85	(0.28)
2013 - IR	10.53	0.37	0.51	0.88	(0.32)
2013 - R	10.51	0.23	0.61	0.84	(0.27)
2012 - A	9.86	0.16	0.82	0.98	(0.28)
2012 - B	9.86	0.08	0.82	0.90	(0.20)
2012 - C	9.86	0.09	0.81	0.90	(0.20)
2012 - Institutional	9.87	0.23	0.79	1.02	(0.33)
2012 - Service	9.88	0.15	0.83	0.98	(0.27)
2012 - IR	9.83	0.22	0.79	1.01	(0.31)
2012 - R	9.82	0.15	0.80	0.95	(0.26)
2011 - A	10.22	0.15	(0.34)	(0.19)	(0.17)
2011 - B	10.22	0.07	(0.34)	(0.27)	(0.09)
2011 - C	10.22	0.08	(0.35)	(0.27)	(0.09)
2011 - Institutional	10.23	0.20	(0.35)	(0.15)	(0.21)
2011 - Service	10.25	0.14	(0.35)	(0.21)	(0.16)
2011 - IR	10.21	0.24	(0.42)	(0.18)	(0.20)
2011 - R	10.18	0.14	(0.35)	(0.21)	(0.15)
2010 - A	9.65	0.21	0.60	0.81	(0.24)
2010 - B	9.65	0.13	0.60	0.73	(0.16)
2010 - C	9.65	0.13	0.60	0.73	(0.16)
2010 - Institutional	9.66	0.25	0.60	0.85	(0.28)
2010 - Service	9.67	0.21	0.60	0.81	(0.23)
2010 - IR	9.64	0.25	0.58	0.83	(0.26)
2010 - R	9.62	0.24	0.54	0.78	(0.22)
2009 - A	8.39	0.36	1.29	1.65	(0.39)
2009 - B	8.39	0.29	1.29	1.58	(0.32)
2009 - C	8.39	0.29	1.29	1.58	(0.32)
2009 - Institutional	8.39	0.40	1.29	1.69	(0.42)
2009 - Service	8.41	0.33	1.31	1.64	(0.38)
2009 - IR	8.38	0.51	1.16	1.67	(0.41)
2009 - R	8.38	0.46	1.16	1.62	(0.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

APPENDIX B

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$11.13	8.23%	$186,034	0.60%	0.65%	2.29%	63%
11.14	7.46	13,080	1.34	1.40	1.43	63
11.13	7.42	74,053	1.34	1.40	1.57	63
11.13	8.67	287,623	0.20	0.25	2.99	63
11.16	8.08	1,736	0.69	0.75	2.14	63
11.09	8.45	3,938	0.35	0.40	3.37	63
11.08	8.00	5,615	0.84	0.90	2.07	63
10.56	9.96	219,919	0.59	0.65	1.55	66
10.56	9.14	17,959	1.35	1.40	0.81	66
10.56	9.16	81,123	1.34	1.40	0.87	66
10.56	10.32	247,494	0.19	0.25	2.23	66
10.59	9.95	2,022	0.69	0.75	1.48	66
10.53	10.29	920	0.34	0.40	2.14	66
10.51	9.66	8,237	0.84	0.90	1.49	66
9.86	(1.88)	327,283	0.59	0.64	1.49	38
9.86	(2.65)	23,444	1.34	1.39	0.72	38
9.86	(2.64)	94,041	1.34	1.39	0.73	38
9.87	(1.48)	151,822	0.19	0.24	1.96	38
9.88	(2.09)	2,466	0.69	0.74	1.36	38
9.83	(1.79)	750	0.34	0.39	2.38	38
9.82	(2.11)	7,288	0.84	0.89	1.38	38
10.22	8.46	427,998	0.59	0.64	2.15	38
10.22	7.62	32,659	1.34	1.39	1.36	38
10.22	7.64	126,032	1.34	1.39	1.34	38
10.23	8.89	147,670	0.19	0.24	2.57	38
10.25	8.44	3,971	0.69	0.74	2.14	38
10.21	8.74	771	0.34	0.39	2.55	38
10.18	8.21	5,063	0.84	0.89	2.47	38
9.65	19.94	444,114	0.59	0.65	4.03	58
9.65	19.03	37,883	1.34	1.40	3.27	58
9.65	19.05	144,726	1.34	1.40	3.26	58
9.66	20.53	140,770	0.19	0.25	4.43	58
9.67	19.75	3,710	0.69	0.75	3.74	58
9.64	20.28	32	0.34	0.40	5.65	58
9.62	19.66	848	0.84	0.90	5.01	58

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$11.75	$0.19	$2.57	$2.76	$(0.22)
2013 - B	11.32	0.08	2.47	2.55	(0.11)
2013 - C	11.26	0.08	2.46	2.54	(0.12)
2013 - Institutional	11.85	0.27	2.57	2.84	(0.28)
2013 - Service	11.71	0.19	2.54	2.73	(0.22)
2013 - IR	11.62	0.47	2.29	2.76	(0.27)
2013 - R	11.64	0.11	2.59	2.70	(0.17)
2012 - A	10.23	0.21	1.53	1.74	(0.22)
2012 - B	9.87	0.11	1.48	1.59	(0.14)
2012 - C	9.82	0.12	1.46	1.58	(0.14)
2012 - Institutional	10.33	0.28	1.52	1.80	(0.28)
2012 - Service	10.14	0.16	1.55	1.71	(0.14)
2012 - IR	10.13	0.24	1.51	1.75	(0.26)
2012 - R	10.16	0.20	1.49	1.69	(0.21)
2011 - A	11.33	0.20	(1.05)	(0.85)	(0.25)
2011 - B	10.93	0.11	(1.01)	(0.90)	(0.16)
2011 - C	10.88	0.11	(1.01)	(0.90)	(0.16)
2011 - Institutional	11.45	0.25	(1.07)	(0.82)	(0.30)
2011 - Service	11.22	0.16	(1.02)	(0.86)	(0.22)
2011 - IR	11.23	0.27	(1.08)	(0.81)	(0.29)
2011 - R	11.26	0.21	(1.08)	(0.87)	(0.23)
2010 - A	10.24	0.19	1.11	1.30	(0.21)
2010 - B	9.88	0.11	1.06	1.17	(0.12)
2010 - C	9.84	0.10	1.06	1.16	(0.12)
2010 - Institutional	10.35	0.27	1.08	1.35	(0.25)
2010 - Service	10.14	0.17	1.10	1.27	(0.19)
2010 - IR	10.16	0.24	1.07	1.31	(0.24)
2010 - R	10.22	0.41	0.85	1.26	(0.22)
2009 - A	8.04	0.16	2.19	2.35	(0.15)
2009 - B	7.77	0.09	2.10	2.19	(0.08)
2009 - C	7.73	0.09	2.10	2.19	(0.08)
2009 - Institutional	8.12	0.19	2.23	2.42	(0.19)
2009 - Service	7.96	0.15	2.17	2.32	(0.14)
2009 - IR	7.98	0.84	1.53	2.37	(0.19)
2009 - R	8.01	0.27	2.09	2.36	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

APPENDIX B

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$14.29	23.51%	$152,264	0.60%	0.68%	1.45%	21%
13.76	22.53	16,122	1.35	1.43	0.60	21
13.68	22.60	106,208	1.35	1.43	0.68	21
14.41	23.96	124,275	0.20	0.28	2.07	21
14.22	23.28	715	0.70	0.78	1.48	21
14.11	23.77	3,735	0.35	0.43	3.55	21
14.17	23.17	3,740	0.84	0.93	0.85	21
11.75	16.95	147,814	0.59	0.68	1.85	23
11.32	16.05	17,941	1.34	1.43	1.06	23
11.26	16.10	102,156	1.34	1.43	1.10	23
11.85	17.45	92,696	0.19	0.26	2.45	23
11.71	16.85	488	0.70	0.78	1.43	23
11.62	17.30	494	0.34	0.42	2.20	23
11.64	16.59	4,946	0.84	0.92	1.79	23
10.23	(7.52)	208,169	0.59	0.66	1.77	18
9.87	(8.26)	20,844	1.34	1.41	1.03	18
9.82	(8.28)	112,247	1.34	1.41	1.05	18
10.33	(7.16)	46,797	0.19	0.26	2.20	18
10.14	(7.63)	1,246	0.69	0.76	1.39	18
10.13	(7.25)	539	0.34	0.41	2.45	18
10.16	(7.71)	5,073	0.84	0.91	1.91	18
11.33	12.66	296,969	0.59	0.66	1.79	27
10.93	11.89	29,225	1.34	1.41	1.09	27
10.88	11.83	158,142	1.34	1.41	1.04	27
11.45	13.09	59,900	0.19	0.26	2.52	27
11.22	12.53	3,540	0.69	0.76	1.61	27
11.23	12.89	553	0.34	0.41	2.36	27
11.26	12.34	4,389	0.84	0.91	3.90	27
10.24	29.26	340,567	0.59	0.67	1.81	34
9.88	28.22	33,103	1.34	1.42	1.01	34
9.84	28.39	182,232	1.34	1.42	1.02	34
10.35	29.81	50,926	0.19	0.27	2.22	34
10.14	29.22	4,770	0.69	0.77	1.76	34
10.16	29.70	320	0.34	0.42	8.65	34
10.22	29.56	285	0.84	0.92	2.92	34

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$10.95	$0.20	$1.23	$1.43	$(0.24)
2013 - B	10.89	0.10	1.23	1.33	(0.19)
2013 - C	10.85	0.12	1.22	1.34	(0.20)
2013 - Institutional	10.98	0.28	1.21	1.49	(0.29)
2013 - Service	10.92	0.20	1.23	1.43	(0.24)
2013 - IR	10.91	0.29	1.16	1.45	(0.27)
2013 - R	10.90	0.16	1.24	1.40	(0.22)
2012 - A	9.98	0.17	1.07	1.24	(0.27)
2012 - B	9.95	0.09	1.05	1.14	(0.20)
2012 - C	9.92	0.09	1.04	1.13	(0.20)
2012 - Institutional	10.02	0.24	1.03	1.27	(0.31)
2012 - Service	9.97	0.17	1.04	1.21	(0.26)
2012 - IR	9.95	0.20	1.05	1.25	(0.29)
2012 - R	9.94	0.16	1.04	1.20	(0.24)
2011 - A	10.55	0.17	(0.53)	(0.36)	(0.21)
2011 - B	10.53	0.10	(0.54)	(0.44)	(0.14)
2011 - C	10.49	0.10	(0.53)	(0.43)	(0.14)
2011 - Institutional	10.59	0.22	(0.54)	(0.32)	(0.25)
2011 - Service	10.53	0.17	(0.53)	(0.36)	(0.20)
2011 - IR	10.52	0.40	(0.73)	(0.33)	(0.24)
2011 - R	10.52	0.18	(0.57)	(0.39)	(0.19)
2010 - A	9.81	0.22	0.76	0.98	(0.24)
2010 - B	9.79	0.15	0.76	0.91	(0.17)
2010 - C	9.76	0.15	0.75	0.90	(0.17)
2010 - Institutional	9.84	0.27	0.77	1.04	(0.29)
2010 - Service	9.79	0.23	0.75	0.98	(0.24)
2010 - IR	9.79	0.27	0.73	1.00	(0.27)
2010 - R	9.78	0.30	0.67	0.97	(0.23)
2009 - A	8.11	0.35	1.71	2.06	(0.36)
2009 - B	8.10	0.29	1.70	1.99	(0.30)
2009 - C	8.07	0.28	1.71	1.99	(0.30)
2009 - Institutional	8.14	0.34	1.76	2.10	(0.40)
2009 - Service	8.10	0.32	1.72	2.04	(0.35)
2009 - IR	8.10	0.28	1.79	2.07	(0.38)
2009 - R	8.10	0.75	1.28	2.03	(0.35)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

APPENDIX B

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$12.14	13.10%	$435,812	0.60%	0.63%	1.74%	50%
12.03	12.26	44,858	1.34	1.38	0.89	50
11.99	12.32	196,121	1.34	1.38	1.02	50
12.18	13.63	353,203	0.20	0.23	2.36	50
12.11	13.08	3,917	0.70	0.73	1.71	50
12.09	13.36	2,796	0.35	0.38	2.46	50
12.08	12.76	3,430	0.85	0.88	1.42	50
10.95	12.40	491,921	0.59	0.63	1.61	47
10.89	11.49	58,399	1.35	1.38	0.86	47
10.85	11.42	210,201	1.34	1.38	0.89	47
10.98	12.69	267,744	0.19	0.22	2.21	47
10.92	12.13	3,848	0.69	0.73	1.59	47
10.91	12.62	1,519	0.34	0.38	1.90	47
10.90	12.12	4,068	0.84	0.88	1.54	47
9.98	(3.46)	750,376	0.59	0.62	1.62	35
9.95	(4.18)	72,331	1.34	1.37	0.90	35
9.92	(4.10)	250,381	1.34	1.37	0.91	35
10.02	(3.04)	140,119	0.19	0.22	2.12	35
9.97	(3.48)	4,073	0.69	0.72	1.57	35
9.95	(3.18)	1,719	0.34	0.37	3.99	35
9.94	(3.77)	4,384	0.84	0.87	1.68	35
10.55	10.12	1,097,565	0.59	0.62	2.24	31
10.53	9.35	102,328	1.34	1.37	1.51	31
10.49	9.27	353,844	1.34	1.37	1.46	31
10.59	10.64	154,835	0.19	0.22	2.69	31
10.53	10.04	5,918	0.69	0.72	2.27	31
10.52	10.34	210	0.34	0.37	2.75	31
10.52	9.96	3,314	0.84	0.87	3.02	31
9.81	25.87	1,272,519	0.59	0.63	4.04	40
9.79	24.84	116,466	1.34	1.38	3.31	40
9.76	24.92	424,560	1.34	1.38	3.23	40
9.84	26.27	162,453	0.19	0.23	3.95	40
9.79	25.63	6,124	0.69	0.73	3.69	40
9.79	25.99	39	0.34	0.38	2.94	40
9.78	25.50	583	0.84	0.88	8.02	40

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$11.05	$0.14	$1.88	$2.02	$(0.18)
2013 - B	11.12	0.04	1.90	1.94	(0.07)
2013 - C	11.02	0.05	1.86	1.91	(0.08)
2013 - Institutional	11.04	0.21	1.87	2.08	(0.24)
2013 - Service	11.01	0.14	1.86	2.00	(0.17)
2013 - IR	10.91	0.26	1.77	2.03	(0.22)
2013 - R	10.80	0.10	1.84	1.94	(0.15)
2012 - A	9.86	0.18	1.25	1.43	(0.24)
2012 - B	9.92	0.10	1.25	1.35	(0.15)
2012 - C	9.83	0.10	1.25	1.35	(0.16)
2012 - Institutional	9.87	0.23	1.24	1.47	(0.30)
2012 - Service	9.83	0.17	1.25	1.42	(0.24)
2012 - IR	9.75	0.22	1.22	1.44	(0.28)
2012 - R	9.65	0.17	1.21	1.38	(0.23)
2011 - A	10.75	0.19	(0.84)	(0.65)	(0.24)
2011 - B	10.80	0.11	(0.85)	(0.74)	(0.14)
2011 - C	10.70	0.11	(0.83)	(0.72)	(0.15)
2011 - Institutional	10.77	0.22	(0.83)	(0.61)	(0.29)
2011 - Service	10.72	0.18	(0.84)	(0.66)	(0.23)
2011 - IR	10.65	0.30	(0.92)	(0.62)	(0.28)
2011 - R	10.55	0.20	(0.87)	(0.67)	(0.23)
2010 - A	9.87	0.22	0.91	1.13	(0.25)
2010 - B	9.91	0.14	0.91	1.05	(0.16)
2010 - C	9.83	0.14	0.89	1.03	(0.16)
2010 - Institutional	9.89	0.28	0.90	1.18	(0.30)
2010 - Service	9.85	0.21	0.90	1.11	(0.24)
2010 - IR	9.79	0.26	0.88	1.14	(0.28)
2010 - R	9.71	0.27	0.82	1.09	(0.25)
2009 - A	7.87	0.24	2.00	2.24	(0.24)
2009 - B	7.90	0.17	2.01	2.18	(0.17)
2009 - C	7.83	0.16	2.01	2.17	(0.17)
2009 - Institutional	7.88	0.27	2.02	2.29	(0.28)
2009 - Service	7.84	0.19	2.04	2.23	(0.22)
2009 - IR	7.81	0.88	1.38	2.26	(0.28)
2009 - R	7.78	0.60	1.59	2.19	(0.26)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

APPENDIX B

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$12.89	18.31%	$389,445	0.60%	0.64%	1.19%	32%
12.99	17.44	47,839	1.35	1.39	0.35	32
12.85	17.37	218,776	1.35	1.39	0.42	32
12.88	18.81	246,229	0.20	0.24	1.77	32
12.84	18.19	3,419	0.70	0.74	1.14	32
12.72	18.65	3,598	0.35	0.39	2.17	32
12.59	17.93	4,208	0.85	0.89	0.84	32
11.05	14.49	398,487	0.59	0.64	1.65	47
11.12	13.64	57,388	1.34	1.39	0.90	47
11.02	13.72	224,471	1.34	1.39	0.92	47
11.04	14.89	173,180	0.19	0.23	2.10	47
11.01	14.42	3,185	0.69	0.74	1.60	47
10.91	14.79	1,483	0.34	0.38	2.05	47
10.80	14.31	4,885	0.84	0.88	1.64	47
9.86	(6.08)	562,262	0.59	0.63	1.73	35
9.92	(6.82)	68,563	1.34	1.38	0.98	35
9.83	(6.77)	257,778	1.34	1.38	0.99	35
9.87	(5.69)	92,807	0.19	0.23	2.08	35
9.83	(6.18)	3,644	0.69	0.73	1.65	35
9.75	(5.85)	1,376	0.34	0.38	2.90	35
9.65	(6.39)	4,413	0.84	0.88	1.88	35
10.75	11.46	789,340	0.59	0.63	2.16	28
10.80	10.63	97,344	1.34	1.38	1.39	28
10.70	10.52	373,504	1.34	1.38	1.37	28
10.77	11.90	115,999	0.19	0.23	2.78	28
10.72	11.30	6,647	0.69	0.73	2.14	28
10.65	11.66	675	0.34	0.38	2.61	28
10.55	11.20	3,588	0.84	0.88	2.73	28
9.87	28.55	902,200	0.59	0.64	2.73	39
9.91	27.64	114,216	1.34	1.39	1.97	39
9.83	27.74	444,309	1.34	1.39	1.92	39
9.89	29.12	106,456	0.19	0.24	3.16	39
9.85	28.48	7,182	0.69	0.74	2.29	39
9.79	29.00	546	0.34	0.39	9.20	39
9.71	28.27	1,184	0.84	0.89	6.30	39

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2013 - A	$8.22	$0.25	(e)	$(0.04)	$0.21	$(0.27)	$—	$(0.27)
2013 - C	8.18	0.19	(e)	(0.04)	0.15	(0.21)	—	(0.21)
2013 - Institutional	8.21	0.29	(e)	(0.04)	0.25	(0.31)	—	(0.31)
2013 - Service	8.19	0.24	(e)	(0.04)	0.20	(0.27)	—	(0.27)
2013 - IR	8.21	0.28	(e)	(0.04)	0.24	(0.30)	—	(0.30)
2013 - R	8.19	0.24	(e)	(0.04)	0.20	(0.26)	—	(0.26)
2012 - A	7.39	0.33	(e)	0.86	1.19	(0.34)	(0.02)	(0.36)
2012 - C	7.36	0.26	(e)	0.86	1.12	(0.28)	(0.02)	(0.30)
2012 - Institutional	7.38	0.36	(e)	0.86	1.22	(0.37)	(0.02)	(0.39)
2012 - Service	7.36	0.32	(e)	0.87	1.19	(0.34)	(0.02)	(0.36)
2012 - IR	7.38	0.35	(e)	0.86	1.21	(0.36)	(0.02)	(0.38)
2012 - R	7.37	0.31	(e)	0.86	1.17	(0.33)	(0.02)	(0.35)
2011 - A	7.95	0.28	(e)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - C	7.92	0.23	(e)	(0.53)	(0.30)	(0.23)	(0.03)	(0.26)
2011 - Institutional	7.94	0.32	(e)	(0.53)	(0.21)	(0.32)	(0.03)	(0.35)
2011 - Service	7.92	0.28	(e)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - IR	7.94	0.32	(e)	(0.54)	(0.22)	(0.31)	(0.03)	(0.34)
2011 - R	7.93	0.26	(e)	(0.52)	(0.26)	(0.27)	(0.03)	(0.30)
2010 - A	7.34	0.40		0.62	1.02	(0.41)	—	(0.41)
2010 - C	7.31	0.34		0.63	0.97	(0.36)	—	(0.36)
2010 - Institutional	7.33	0.42		0.63	1.05	(0.44)	—	(0.44)
2010 - Service	7.31	0.38		0.63	1.01	(0.40)	—	(0.40)
2010 - IR	7.34	0.42		0.61	1.03	(0.43)	—	(0.43)
2010 - R	7.32	0.41		0.59	1.00	(0.39)	—	(0.39)
2009 - A	5.58	0.36	(e)	1.69	2.05	(0.27)	(0.02)	(0.29)
2009 - C	5.56	0.31	(e)	1.69	2.00	(0.23)	(0.02)	(0.25)
2009 - Institutional	5.57	0.42	(e)	1.66	2.08	(0.30)	(0.02)	(0.32)
2009 - Service	5.56	0.53	(e)	1.51	2.04	(0.27)	(0.02)	(0.29)
2009 - IR	5.58	0.96	(e)	1.11	2.07	(0.29)	(0.02)	(0.31)
2009 - R	5.57	0.50	(e)	1.53	2.03	(0.26)	(0.02)	(0.28)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Calculated based on the average shares outstanding methodology.

APPENDIX B

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(a)	Portfolio turnover rate(d)

$8.16	2.67%	$231,868	0.58%	0.60%	3.08%	36%
8.12	1.91	118,153	1.33	1.35	2.35	36
8.15	3.09	853,543	0.18	0.20	3.53	36
8.12	2.45	28,483	0.68	0.70	2.96	36
8.15	2.94	91,493	0.33	0.35	3.39	36
8.13	2.44	3,765	0.83	0.85	2.91	36
8.22	16.30	250,407	0.57	0.60	4.13	14
8.18	15.37	130,446	1.32	1.35	3.32	14
8.21	16.77	803,541	0.17	0.20	4.56	14
8.19	16.26	37,068	0.67	0.70	4.04	14
8.21	16.60	74,216	0.32	0.35	4.37	14
8.19	15.96	2,804	0.82	0.85	3.86	14
7.39	(3.17)	201,416	0.57	0.61	3.59	35
7.36	(3.88)	117,790	1.32	1.36	2.88	35
7.38	(2.77)	590,521	0.17	0.21	4.07	35
7.36	(3.26)	28,306	0.67	0.71	3.54	35
7.38	(2.91)	58,940	0.32	0.36	4.12	35
7.37	(3.42)	846	0.82	0.86	3.33	35
7.95	14.20	212,886	0.57	0.63	5.78	18
7.92	13.48	101,615	1.32	1.38	5.17	18
7.94	14.66	442,808	0.17	0.23	6.30	18
7.92	14.17	22,401	0.67	0.73	5.97	18
7.94	14.34	19,947	0.32	0.38	6.21	18
7.93	14.01	761	0.82	0.88	6.13	18
7.34	37.31	131,389	0.57	0.71	5.66	58
7.31	36.29	50,972	1.32	1.46	4.81	58
7.33	37.89	242,969	0.17	0.31	6.37	58
7.31	37.17	11,311	0.67	0.81	7.60	58
7.34	37.70	6,331	0.32	0.46	13.43	58
7.32	36.96	160	0.82	0.96	7.44	58

Fund of Funds Portfolios

Prospectus

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement Of Additional Information

Additional information about the Portfolios and their policies is also available in the Portfolios’ SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios’ annual and semi-annual reports, and the SAI, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also download the annual and semi-annual reports and the SAI at the Funds’ website: http://www.gsamfunds.com.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gsamfunds.com/announcements-ind for individual investors, http://www.gsamfunds.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gsamfunds.com/announcements for advisors.

To obtain other information and for shareholder inquiries:

	Institutional and Service	Class A, B, C, IR & R
¢ By telephone:	1-800-621-2550	1-800-526-7384
¢ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
¢ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Portfolio documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

FFPRO14	The Portfolios’ investment company registration number is 811-05349. GSAM® is a registered service mark of Goldman, Sachs & Co.